Please read this Prospectus before investing, and keep it on file for future reference. It sets forth concisely the information about the Fund that you ought to know before investing.

Additional information has been filed with the Securities and Exchange Commission and is contained in a Statement of Additional Information ("SAI") dated September 30, 1995. The SAI is available free upon request to the Fund or Waddell & Reed, Inc., the Fund's underwriter, at the address or telephone number below. The SAI is incorporated by reference into this Prospectus and you will not be aware of all facts unless you read both this Prospectus and the SAI.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

United International Growth Fund, Inc.
Class A Shares
This Fund seeks the long-term appreciation of your investment. Realization of income is a secondary goal.

This Prospectus describes one class of shares of the Fund -- Class A Shares.

Prospectus
September 30, 1995

UNITED INTERNATIONAL GROWTH FUND, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000

Table of Contents

AN OVERVIEW OF THE FUND..............................................3

EXPENSES.............................................................5

FINANCIAL HIGHLIGHTS.................................................6

PERFORMANCE..........................................................8
 Explanation of Terms ...............................................8

ABOUT WADDELL & REED.................................................9

ABOUT THE INVESTMENT PRINCIPLES OF THE FUND.........................10
 Investment Goals and Principles ...................................10
 Securities and Investment Practices and Associated Risks ..........10

ABOUT YOUR ACCOUNT..................................................20
 Ways to Set Up Your Account .......................................20
 Buying Shares .....................................................21
 Minimum Investments ...............................................23
 Adding to Your Account ............................................23
 Selling Shares ....................................................24
 Shareholder Services ..............................................26
   Personal Service ................................................26
   Reports .........................................................26
   Exchanges .......................................................26
   Automatic Transactions ..........................................26
 Dividends, Distributions and Taxes ................................27
   Distributions ...................................................27
   Taxes ...........................................................27

ABOUT THE MANAGEMENT AND EXPENSES OF THE FUND.......................30
 WRIMCO and Its Affiliates .........................................31
 Breakdown of Expenses .............................................32
   Management Fee ..................................................32
   Other Expenses ..................................................33

An Overview of the Fund

The Fund: This Prospectus describes the Class A shares of United International Growth Fund, Inc., an open-end, diversified management investment company.

Goals and Strategies: United International Growth Fund, Inc. (the "Fund") seeks, as a primary goal, the long-term appreciation of your investment. Realization of income is a secondary goal. The Fund seeks to achieve these goals by investing in securities issued by companies or governments of any nation. The Fund invests primarily in common stocks, preferred stocks and debt securities. See "About the Investment Principles of the Fund" for further information.

Management: Waddell & Reed Investment Management Company ("WRIMCO") provides investment advice to the Fund and manages the Fund's investments. WRIMCO is a wholly-owned subsidiary of Waddell & Reed, Inc. WRIMCO, Waddell & Reed, Inc. and its predecessors have provided investment management services to registered investment companies since 1940. See "About the Management and Expenses of the Fund" for further information about management fees.

Distributor: Waddell & Reed, Inc. acts as principal underwriter and distributor of the shares of the Fund.

Purchases: You may buy Class A shares of the Fund through Waddell & Reed, Inc. and its account representatives. The price to buy a Class A share of the Fund is the net asset value of a Class A share plus a sales charge. See "About Your Account" for information on how to purchase Class A shares.

Redemptions: You may redeem your shares at net asset value. When you sell your shares, they may be worth more or less than what you paid for them. See "About Your Account" for a description of redemption and reinvestment procedures.

Who May Want to Invest: The Fund offers investment goals that are compatible with different investment decisions by investors seeking international investment opportunities. You should consider whether the Fund fits with your particular investment objectives.

Risk Considerations: Because the Fund owns different types of investments, its performance will be affected by a variety of factors. The value of the Fund's investments and the income generated will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments. See "About the Investment Principles of the Fund" for information about the risks associated with the Fund's investments.

Expenses

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
on purchases    5.75%
(as a percentage of offering price)

Maximum sales load
on reinvested
dividends       None

Deferred
sales load      None

Redemption fees None

Exchange fee    None

Annual Fund operating expenses (as a percentage of average net assets).

Management fees 0.71%
12b-1 fees      0.13%
Other expenses  0.40%
Total Fund
operating expenses1 1.24%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return2 and (2) redemption at the end of each time period:

1 year           $69
3 years          $95
5 years         $122
10 years        $199

The purpose of this table is to assist you in understanding the various costs and expenses that a shareholder of the Class A shares of the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


1Retirement plan accounts may be subject to a $2 fee imposed by the plan custodian for use of the Flexible Withdrawal Service.
2Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of the Fund's future performance, which may be greater or lesser.

Financial Highlights
(Audited)

The following information has been audited by Price Waterhouse LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of Price Waterhouse LLP, included in the SAI.

                                                          For the fiscal year ended June 30,
                          -----------------------------------------------------------------------------------------------
                           1995      1994      1993      1992      1991      1990      1989      1988      1987      1986
                           ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Net asset value,
  beginning
  of period ...........   $8.98     $7.16     $7.10     $5.94     $6.77     $6.21     $6.60     $9.07     $8.26     $5.70
                          -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Income from investment
  operations:
  Net investment
    income (loss) .....    0.07      0.04      0.07      0.08      0.12      0.12      0.15      0.11      0.07      0.13
  Net realized and
    unrealized gain
    (loss) on
    investments .......    0.60      2.32      0.11      1.20     (0.83)     0.83     (0.15)    (0.39)     2.44      2.76
                          -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total from investment
  operations ..........    0.67      2.36      0.18      1.28     (0.71)     0.95      0.00     (0.28)     2.51      2.89
                          -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Less distributions:
  Dividends from
    net investment
    income ............   (0.04)    (0.04)    (0.07)    (0.09)    (0.12)    (0.13)    (0.13)    (0.13)    (0.08)    (0.15)
  Distributions from
    capital gains .....   (0.93)    (0.50)    (0.05)    (0.03)     0.00     (0.26)    (0.26)    (2.06)    (1.62)    (0.18)
                          -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total distributions ...   (0.97)    (0.54)    (0.12)    (0.12)    (0.12)    (0.39)    (0.39)    (2.19)    (1.70)    (0.33)
                          -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Net asset value,
  end of period .......   $8.68     $8.98     $7.16     $7.10     $5.94     $6.77     $6.21     $6.60     $9.07     $8.26
                          =====     =====     =====     =====     =====     =====     =====     =====     =====     =====
Total return** ........    7.98%    33.31%     2.62%    21.59%   -10.50%    15.44%     0.03%    -1.30%    38.23%    52.82%
Net assets, end of period
  (000 omitted) .......$679,349  $572,456  $336,382  $322,534  $259,322  $291,691  $258,168  $289,920  $291,897  $188,916
Ratio of
  expenses to
  average
  net assets ..........    1.25%     1.20%     1.18%     1.18%     1.20%     1.17%     1.13%     1.12%     1.07%     1.09%
Ratio of net
  investment income
  to average
  net assets ..........    0.86%     0.57%     1.07%     1.17%     1.89%     1.81%     2.29%     1.47%     0.97%     1.94%
Portfolio turn-
  over rate*** ........   57.45%    83.76%    94.22%   112.82%   118.05%   196.43%   193.01%   228.98%   216.66%   167.97%
  *On July 4, 1995, the Fund began offering Class Y shares to the public.  Fund shares outstanding prior to that date were designated Class A shares.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.
***This rate is, in general, calculated by dividing the average value of the Fund's portfolio during the period into the lesser of its purchases or sales in the period, excluding short-term securities.

Performance

Mutual fund performance is commonly measured as total return. The Fund may also advertise its performance by showing performance rankings. Performance information is calculated and presented separately for each class of Fund shares.

Explanation of Terms

Total Return is the overall change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and distributions. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Non-standardized total return may not reflect deduction of the applicable sales charge or may be for periods other than those required to be presented or may otherwise differ from standardized total return. Total return quotations that do not reflect the applicable sales charge will reflect a higher rate of return.

Performance Rankings are comparisons of the Fund's performance to the performance of other selected mutual funds, selected recognized market indicators such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average, or non-market indices or averages of mutual fund industry groups. The Fund may quote its performance rankings and/or other information as published by recognized independent mutual fund statistical services or by publications of general interest. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

All performance information that the Fund advertises or includes in information provided to present or prospective shareholders is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.

The Fund's recent performance and holdings will be detailed twice a year in the Fund's annual and semiannual reports, which are sent to all Fund shareholders.

About Waddell & Reed

Since 1937, Waddell & Reed has been helping people make the most of their financial future by helping them take advantage of various financial services. Today, Waddell & Reed has over 2500 account representatives located throughout the United States. Your primary contact in your dealings with Waddell & Reed will be your local account representative. However, the Waddell & Reed shareholder services department, which is part of the Waddell & Reed headquarters operations in Overland Park, Kansas, is available to assist you and your Waddell & Reed account representative. You may speak with a customer service representative by calling 913-236-2000.

About the Investment Principles of the Fund

Investment Goals and Principles

The primary goal of the Fund is the long-term appreciation of your investment. Realization of income is a secondary goal. The Fund seeks to achieve these goals by investing in securities issued by companies or governments of any nation. The securities selected to attempt to achieve the Fund's primary goal are those issued by companies that WRIMCO believes have the potential for long-term growth.

There are three main kinds of securities that the Fund owns: common stock, preferred stock and debt securities. The Fund may also own convertible securities. During normal market conditions, the Fund will have at least 65% of its assets invested in growth securities.

Securities purchased by the Fund because they may increase in value over the long term will usually be common stocks or securities that may be converted into common stocks or rights for the purchase of common stocks. When WRIMCO believes that common stocks or similar securities do not offer adequate growth potential because of market or economic conditions, the Fund may invest up to all of its assets as a temporary measure in either debt securities (including commercial paper or U.S. Government securities) or preferred stocks or both.

All or a substantial amount of the Fund's assets may be invested in foreign securities if, in WRIMCO's opinion, doing so might assist in achieving the Fund's goals. For defensive purposes the Fund may at times temporarily invest completely or substantially in U.S. securities.

There is no assurance that the Fund will achieve its goals; some market risks are inherent in all securities to varying degrees.

Securities and Investment Practices and Associated Risks

The following pages contain more detailed information about types of instruments in which the Fund may invest, and strategies WRIMCO may employ in pursuit of the Fund's investment goals. A summary of risks associated with these instrument types and investment practices is included as well.

WRIMCO might not buy all of these instruments or use all of these techniques to the full extent permitted by the Fund's investment policies and restrictions unless it believes that doing so will help the Fund achieve its goal. As a shareholder, you will receive annual and semiannual reports detailing the Fund's holdings.

Certain of the investment policies and restrictions of the Fund are also stated below. A fundamental policy of the Fund may not be changed without the approval of the shareholders of the Fund. Operating policies may be changed by the Board of Directors without the approval of the shareholders. The goals of the Fund, the types of securities in which the Fund may invest and the proportion of its assets that may be invested in each such type are matters of fundamental policy; unless otherwise indicated, the types of other assets in which the Fund may invest and other policies are operating policies.

Policies and limitations are typically considered at the time of purchase; the sale of instruments is usually not required in the event of a subsequent change in circumstances.

Please see the SAI for further information concerning the following instruments and associated risks and the Fund's investment policies and restrictions.

Equity Securities. Equity securities represent an ownership interest in an issuer. This ownership interest often gives an investor the right to vote on measures affecting the issuer's organization and operations. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which the Fund invests may include preferred stock that converts to common stock either automatically or after a specified period of time or at the option of the issuer.

Debt Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The debt securities in which the Fund invests may include debt securities whose performance is linked to a specified equity security or security index.

Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. The values of floating and adjustable-rate debt securities are not as sensitive to changes in interest rates as the values of fixed-rate debt securities. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

Subject to its investment restrictions, the Fund may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest rating category (such as those rated D by Standard & Poor's Ratings Services or C by Moody's Investors Service, Inc.). In addition, the Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security to be equivalent to securities having that rating. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed. See the SAI for additional information about non-investment grade debt securities.

Preferred Stock. The Fund may invest in preferred stock rated in any rating category by an established rating service and unrated preferred stock judged by WRIMCO to be of equivalent quality.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally have higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

Policies and Restrictions: As an operating policy, the Fund does not intend to invest more than 5% of its assets in non-investment grade debt securities.

Foreign Securities and foreign currencies can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less governmental supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Certain foreign securities impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

The Fund may invest in any country approved in accordance with policies adopted by the Board of Directors.

Policies and Restrictions: The Fund may purchase foreign securities only if they are: (i) listed or admitted to trading on a domestic or foreign securities exchange, with the exception of warrants, rights or restricted securities, which need not be so listed or admitted; (ii) represented by American Depositary Receipts (receipts issued against securities of foreign issuers deposited or to be deposited with an American depository) so listed or admitted on a domestic securities exchange or traded in the United States over-the-counter market; or
(iii) issued or guaranteed by any foreign government or any subdivision, agency or instrumentality thereof.

Normally, at least 80% of the Fund's assets will be invested in foreign securities.

Under normal market conditions, the Fund will have at least 65% of its assets invested in at least three different countries outside the United States.

The Fund may not purchase a particular foreign security if, as a result, more than 75% of its assets would be invested in securities of that foreign country. The Fund will not invest more than 25% of its assets in the securities issued by the government of any one foreign country.

Options, Forward Currency Contracts and Other Strategies. The Fund may use certain options, forward currency contracts and certain other strategies described herein to attempt to enhance income or to attempt to reduce the overall risk of its investments. The strategies described below may be used in an attempt to manage certain risks of the Fund's investments that can affect fluctuations in its net asset value.

The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Fund might not use any of these strategies, and there can be no assurance that any strategy that is used will succeed.

Options. The Fund may write listed, covered calls on securities. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon exercise price during the option period.

Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the related investment. There is no assurance that a liquid secondary market will exist for exchange-listed options. The Fund will be able to close a position in an option it has written only if there is a market for the call. If the Fund is not able to enter into a closing transaction on an option it has written, it will be required to maintain the securities subject to the call until a closing purchase transaction can be entered into or the option expires.

Policies and Restrictions: As a fundamental policy, the Fund may write listed, covered calls on securities (i.e., the Fund must own the securities that are subject to the call or have the right to acquire them without additional payment) if, when a call is written, not more than 10% of the Fund's total assets would be subject to calls.

The Fund may purchase call options only to close its position in a call it has written.

Forward Currency Contracts. The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. For example, when WRIMCO anticipates purchasing or selling a security, the Fund may enter into a forward contract in order to set the exchange rate at which the transaction will be made. The Fund also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Fund's securities positions denominated in such currency. The Fund may also use forward contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if WRIMCO anticipates that there will be a correlation between the two currencies.

The Fund may use forward currency contracts to shift the Fund's exposure to foreign currency exchange rate changes from one foreign currency to another.
For example, if the Fund owns securities denominated in a foreign currency and WRIMCO believes that currency will decline relative to another currency, it might enter into a forward contract to sell the appropriate amount of the first foreign currency with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the Fund's exposure to foreign currency exchange rate fluctuations. The Fund may also purchase forward currency contracts to enhance income when WRIMCO anticipates that the foreign currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Policies and Restrictions: As a fundamental policy, the Fund may enter into forward currency contracts provided that it does not have more than 15% of the value of its assets committed to the consummation of such contracts; however, the Fund will not enter into forward currency contracts or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

As a fundamental policy, the Fund may hold foreign currency only in connection with forward currency contracts, only up to four business days, as well as in connection with the purchase or sale of foreign securities, but not otherwise.

Indexed Securities. The Fund may purchase and sell indexed securities, which are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.

Risks of Derivative Instruments. The use of options and the investment in indexed securities involve special risks, including (i) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the instruments involved in the transaction, (ii) possible lack of a liquid secondary market for any particular instrument at a particular time, (iii) the need for additional portfolio management skills and techniques, (iv) losses due to unanticipated market price movements, (v) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses by offsetting favorable price movements in investments involved in the transaction, (vi) incorrect forecasts by WRIMCO concerning currency exchange rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective, and (vii) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with such transactions and the possible inability of the Fund to close out or liquidate its position.

For a hedging strategy to be completely effective, the price change of the hedging instrument must equal the price change of the investment being hedged. The risk of imperfect correlation of these price changes increases as the composition of the Fund's portfolio diverges from instruments underlying a hedging instrument. Such equal price changes are not always possible because the investment underlying the hedging instruments may not be the same investment that is being hedged. WRIMCO will attempt to create a closely correlated hedge, but hedging activity may not be completely successful in eliminating market value fluctuation.

WRIMCO may use derivative instruments, including securities with embedded derivatives, for hedging purposes to adjust the risk characteristics of the Fund's portfolio of investments and may use some of these instruments to adjust the return characteristics of the Fund's portfolio of investments. An embedded derivative is a derivative that is part of another financial instrument. Embedded derivatives typically, but not always, are debt securities whose return of principal or interest, in part, is determined by reference to something that is not intrinsic to the security itself. The use of derivative techniques for speculative purposes can increase investment risk. The risks associated with such instruments are described herein. See the SAI for additional information about these instruments and their risk considerations.

If WRIMCO judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into.

Options transactions may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs and may result in certain tax consequences. See the SAI for further information regarding these and other risks.

Successful use of forward currency contracts will depend on WRIMCO's skill in analyzing and predicting currency values. Forward contracts may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment goal and regulatory requirements applicable to investment companies.

When-Issued and Delayed-Delivery Transactions are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect the Fund's yield.

When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to the delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

Policies and Restrictions:
The Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis.

Repurchase Agreements. In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

Policies and Restrictions: As a fundamental policy, the Fund may purchase securities subject to repurchase agreements.

Restricted and Illiquid Securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. Restricted securities may be illiquid due to restrictions on their resale. Certain restricted securities may be determined to be liquid in accordance with guidelines adopted by the Fund's Board of Directors.

Illiquid investments may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to the Fund.

Policies and Restrictions: As a fundamental policy, the Fund may purchase restricted foreign securities; however, the Fund may not purchase restricted securities if as a result of such purchase more than 5% of the Fund's total assets would consist of restricted securities.

The Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid investments.

Diversification. Diversifying the Fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.

Policies and Restrictions: As a fundamental policy, the Fund may not invest in the securities of any company if, as a result, it would then own more than 10% of such company's voting securities or any class of such company's securities or more than 5% of the Fund's total assets would be invested in that company.

As a fundamental policy, the Fund may not buy a security if, as a result, more than 25% of the Fund's total assets would then be invested in securities of companies in any one industry.

Borrowing. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.

If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Policies and Restrictions:
As a fundamental policy, the Fund may borrow only from banks as a temporary measure as well as for extraordinary or emergency purposes but only up to 5% of its total assets. See the SAI for further information on the Fund's ability to borrow.

Lending. Securities loans may be made on a short-term or long-term basis for the purpose of increasing the Fund's income. This practice could result in a loss or a delay in recovering the Fund's securities. Loans will be made only to parties deemed by WRIMCO to be creditworthy.

Policies and Restrictions: As a fundamental policy, the Fund will not lend more than 10% of its assets at any one time.

Other Instruments may include rights, warrants and securities of closed-end investment companies. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

Policies and Restrictions: The Fund may buy shares of investment companies that do not redeem their shares subject to the restrictions in the SAI. As a fundamental policy, the Fund may buy shares of other investment companies that do not redeem their shares if it does not invest more than 10% of its total assets in such shares, subject to the conditions in the SAI. However, the Fund does not currently intend to invest more than 5% of its assets in such securities.

Only 5% of the Fund's assets may be invested in companies that have not been in continuous operation for at least three years (including predecessor companies).

The Fund may purchase warrants and rights to purchase securities if, as a result of such purchase, no more than 5% of its assets would consist of warrants, rights or a combination thereof.

About Your Account

The different ways to set up (register) your account are listed below.


     Ways to Set Up Your Account

-------------------------------------------------

Individual or Joint Tenants
For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

-------------------------------------------------

Business or Organization
For investment needs of corporations, associations, partnerships, institutions, or other groups

-------------------------------------------------

Retirement
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible.

_    Individual Retirement Accounts (IRAs) allow anyone of legal age and under
70 1/2 with earned income to invest up to $2,000 per tax year. The maximum is $2,250 if the investor's spouse has less than $250 of earned income in the taxable year.

_    Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

_    Simplified Employee Pension Plans (SEP - IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

_    Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves up to 25% of their annual earned income, with a maximum of $30,000 per year.

_    401(k) Programs allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

_    403(b) Custodial Accounts are available to employees of public school systems or certain types of charitable organizations.

_    457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

-------------------------------------------------

Gifts or Transfers to a Minor
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying Federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA").

-------------------------------------------------

Trust
For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed account representative for the form.

-------------------------------------------------

Buying Shares

You may buy shares of the Fund through Waddell & Reed, Inc. and its account representatives. To open your account you must complete and sign an application. Your Waddell & Reed account representative can help you with any questions you might have.

The price to buy a share of the Fund, called the offering price, is calculated every business day.

The offering price of a Class A share (price to buy one Class A share) is the Fund's Class A net asset value ("NAV") plus the sales charge shown in the table below.

                 Sales
          Sales  Charge
         Charge    as
           as   Approx.
         PercentPercent
           of      of
Size of Offering Amount
Purchase  Price Invested
-----------------------
Under
$100,000  5.75%  6.10%

$100,000
to less
than
$200,000  4.75    4.99

$200,000
to less
than
$300,000  3.50    3.63

$300,000
to less
than
$500,000  2.50    2.56

$500,000
to less
than
$1,000,0001.50    1.52

$1,000,000
to less
than
$2,000,0001.00    1.01

$2,000,000
and over  0.00    0.00

The Fund's Class A NAV is the value of a single share. The Class A NAV is computed by adding, with respect to that Class, the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of Class A shares outstanding.

The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market quotations or, if market quotations are not available, at their fair value in a manner determined in good faith by or at the direction of the Board of Directors. Bonds are generally valued according to prices quoted by a dealer in bonds that offers a pricing service. Short-term debt securities are valued at amortized cost, which approximates market value. Other assets are valued at their fair value by or at the direction of the Board of Directors.

The Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Fund normally calculates the net asset values of its shares as of the later of the close of business of the NYSE, normally 4 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option held by the Fund is traded.

The Fund may invest in securities listed on foreign exchanges which may trade on Saturdays or on customary U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when the Fund does not price its shares and when you have no access to the Fund.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

 .    Orders are accepted only at the home office of Waddell & Reed, Inc.
 .    All of your purchases must be made in U.S. dollars.
 .    If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the IRS.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.

Lower sales charges are available by combining additional purchases of shares of a corresponding class of any of the funds in the United Group, to the extent otherwise permitted, except United Municipal Bond Fund, Inc., United Cash Management, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc., with the net asset value of Class A shares already held ("rights of accumulation") and by grouping all purchases of Class A shares made during a thirteen-month period ("Statement of Intention"). Shares of a corresponding class of another fund purchased through a contractual plan may not be included unless the plan has been completed. Purchases by certain related persons may be grouped. Additional information and applicable forms are available from Waddell & Reed account representatives.

Class A shares may be purchased at net asset value by the Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, account representatives of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and account representative. Purchases of Class A shares in certain retirement plans and certain trusts for these persons may also be made at net asset value. Purchases of Class A shares in a 401(k) plan having 100 or more eligible employees and purchases of Class A shares in a 457 plan having 100 or more eligible employees may be made at net asset value. Shares may also be issued at net asset value in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Minimum Investments

To Open an Account  $500

For certain exchanges$100

For certain retirement accounts and accounts opened with Automatic Investment
Service              $50

For certain retirement accounts and accounts opened through payroll deductions
for or by employees of WRIMCO, Waddell & Reed, Inc. and their affiliates   $25

To Add to an Account

For certain exchanges$100

For Automatic Investment Service   $25

Adding to Your Account

Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check along with:

 .    the detachable form that accompanies the confirmation of a prior purchase by you or your year-to-date statement, or

 .    a letter showing your account number, the account registration and stating the fund whose shares you wish to purchase.

Mail to Waddell & Reed, Inc. at the address printed on your confirmation or year-to-date statement.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one Class A share) is the Fund's Class A
NAV.

To sell shares, your request must be made in writing.

Complete an Account Service Request form, available from your Waddell & Reed account representative, or write a letter of instruction with:

 .    the name on the account registration;
 .    the Fund's name;
 .    the Fund account number;
 .    the dollar amount or number of shares to be redeemed; and
 .    any other applicable requirements listed in the table below.

Deliver the form or your letter to your Waddell & Reed account representative, or mail it to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, Waddell & Reed will send a check to the address on the account.

                    Special Requirements for Selling Shares
      Account Type        Special Requirements
Individual or Joint      The written
Tenant                   instructions must be
                         signed by all persons
                         required to sign for
                         transactions, exactly
                         as their names appear
                         on the account.
Sole Proprietorship      The written
                         instructions must be
                         signed by the
                         individual owner of
                         the business.
UGMA, UTMA               The custodian must
                         sign the written
                         instructions
                         indicating capacity as
                         custodian.
Retirement account       The written
                         instructions must be
                         signed by a properly
                         authorized person.
Trust                    The trustee must sign
                         the written
                         instructions
                         indicating capacity as
                         trustee.  If the
                         trustee's name is not
                         in the account
                         registration, provide
                         a currently certified
                         copy of the trust
                         document.
Business or              At least one person
Organization             authorized by
                         corporate resolution
                         to act on the account
                         must sign the written
                         instructions.
Conservator, Guardian    The written
or Other Fiduciary       instructions must be
                         signed by the person
                         properly authorized by
                         court order to act in
                         the particular
                         fiduciary capacity.

When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request in good order by Waddell & Reed, Inc. at its home office. Note the following:

     If more than one person owns the shares, each owner must sign the written. request.
 .    If you hold a certificate, it must be properly endorsed and sent to the
Fund.
     If you recently purchased the shares by check, the Fund may delay payment. of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If no such assurance is given, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund is able to verify that your purchase check has cleared and been honored.

 .    Redemptions may be suspended or payment dates postponed on days when the
NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.
 .    Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

The Fund reserves the right to require a signature guarantee on certain redemption requests. This requirement is designed to protect you and Waddell & Reed from fraud. The Fund may require a signature guarantee in certain situations such as:

 .    the request for redemption is made by a corporation, partnership or fiduciary;
 .    the request for redemption is made by someone other than the owner of record; or
 .    the check is being made payable to someone other than the owner of record.

The Fund will accept a signature guarantee from a national bank, a federally chartered savings and loan or a member firm of a national stock exchange or other eligible guarantor in accordance with procedures of the Fund's transfer agent. A notary public cannot provide a signature guarantee.

You may reinvest without charge all or part of the amount you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within thirty days after the date of your redemption. You may do this only once as to Class A shares of the Fund.

Under the terms of the 401(k) prototype plan which Waddell & Reed, Inc. has available, the plan may have the right to make a loan to a plan participant by redeeming Fund shares held by the plan. Principal and interest payments on the loan made in accordance with the terms of the plan may be reinvested by the plan, without payment of a sales charge, in shares of a corresponding class of any of the funds in the United Group in which the plan may invest.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local Waddell & Reed account representative is available to provide personal service. Additionally, the Waddell & Reed Customer Services staff is available to respond promptly to your inquiries and requests.

Reports

Statements and reports sent to you include the following:

 .    confirmation statements (after every purchase, exchange, transfer or redemption)
 .    year-to-date statements (quarterly)
 .    annual and semiannual reports (every six months)

To reduce expenses, only one copy of annual and semiannual reports will be mailed to your household, even if you have more than one account with the Fund. Call 913-236-2000 if you need copies of annual or semiannual reports or historical account information.

Exchanges

You may sell your Class A shares and buy corresponding shares of other funds in the United Group. You may exchange only into funds that are legally registered for sale in your state of residence. Note that exchanges out of the Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Automatic Transactions

Flexible withdrawal service lets you set up monthly, quarterly, semiannual or annual redemptions from your account.

Regular Investment Plans allow you to transfer money into your Fund account automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your Waddell & Reed account representative for more information.

                            Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account

          Minimum        Frequency
          $25            Monthly

Funds Plus Service
To move money from United Cash Management, Inc. to the Fund whether in the same or a different account

          Minimum        Frequency
          $100           Monthly

Dividends, Distributions and Taxes

Distributions

The Fund distributes substantially all of its net income and capital gains to shareholders each year. Ordinarily, dividends are distributed from the Fund's net investment income, which includes accrued interest, earned discount, dividends and other income earned on portfolio assets less expenses, semiannually in June and December. Net capital gains (and any net realized gains from foreign currency transactions) ordinarily are distributed in December. The Fund may make additional distributions if necessary to avoid Federal income or excise taxes on undistributed income and capital gains.

Distribution Options.
When you open an account, specify on your application how you want to receive your distributions. The Fund offers three options:

1. Share Payment Option. Your dividend and capital gains distributions will be automatically paid in additional Class A shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains distributions will be automatically paid in Class A shares, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gains distributions.

For retirement accounts, all distributions are automatically paid in Class A shares.

Taxes

The Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) and net capital gains (the excess of net long-term capital gain over net short-term capital loss) that are distributed to its shareholders.

There are tax requirements that the Fund must follow in order to avoid Federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications:

Taxes on distributions. Dividends from the Fund's investment company taxable income are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of the Fund's realized net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or reinvested in additional Fund shares and regardless of the length of time you have owned your shares. The Fund notifies you after each calendar year-end as to the amounts of dividends and distributions paid (or deemed paid) to you for that year. Under certain circumstances, the Fund may elect to permit shareholders to take a credit or deduction for foreign income taxes paid by the Fund. The Fund will notify you of any such election.

A portion of the dividends paid by the Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

Withholding. The Fund is required to withhold 31% of all dividends, distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends and distributions also is required for such shareholders who otherwise are subject to backup withholding.

Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. However, special rules apply when you dispose of Fund shares through a redemption or exchange within ninety days after your purchase thereof and subsequently reacquire Fund shares or acquire shares of another fund in the United Group without paying a sales charge due to the thirty-day reinvestment privilege or exchange privilege. See "About Your Account." In these cases, any gain on the disposition of the Fund shares would be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase Class A shares of the Fund within thirty days before or after redeeming other Class A shares of the Fund at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

About the Management and Expenses of the Fund

United International Growth Fund, Inc. is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end management investment company organized as a corporation under Maryland law on November 6, 1974, as successor to a Delaware corporation which commenced operations in 1970.

The Fund is governed by a Board of Directors, which has overall responsibility for the management of its affairs. The majority of directors are not affiliated with Waddell & Reed, Inc.

The Fund has two classes of shares. Prior to July 4, 1995, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares, which are offered by this Prospectus. In addition, the Fund offers Class Y shares through a separate prospectus. Class Y shares are designed for institutional investors. Class Y shares are not subject to a sales charge on purchases and are not subject to redemption fees. Class Y shares are not subject to a Rule 12b-1 fee. Additional information about Class Y shares may be obtained by calling 913-236-2000 or by writing to Waddell & Reed, Inc. at the address on the inside back cover of this Prospectus.

The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws of the Fund are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

Each share (regardless of Class) has one vote. All shares of the Fund vote together as a single Class, except as to any matter for which a separate vote of any Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular Classes, in which case only the shareholders of the affected Classes are entitled to vote, each as a separate Class. Shares are fully paid and nonassessable when purchased.

WRIMCO and Its Affiliates

The Fund is managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to the Fund and supervises the Fund's investments. Waddell & Reed, Inc. and its predecessors served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the inception of the company, whichever was later, and to TMK/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager and assigned its professional staff for investment management services to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992, Torchmark Government Securities Fund, Inc. and Torchmark Insured Tax-Free Fund, Inc. since each commenced operations in February 1993, and United Asset Strategy Fund, Inc. since it commenced operations in March 1995.

Mark L. Yockey is primarily responsible for the day-to-day management of the Fund. Mr. Yockey has held his Fund responsibilities since February 1990. He is Vice President of WRIMCO, Vice President of the Fund, and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Yockey has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since January 1990 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since November 1986. Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.

Waddell & Reed, Inc. serves as the Fund's underwriter and as underwriter for each of the other funds in the United Group of Mutual Funds and Waddell & Reed Funds, Inc., and serves as the distributor for TMK/United Funds, Inc.

Waddell & Reed Services Company acts as transfer agent ("Shareholder Servicing Agent") for the Fund and processes the payments of dividends. Waddell & Reed Services Company also acts as agent ("Accounting Services Agent") in providing bookkeeping and accounting services and assistance to the Fund and pricing daily the value of its shares.

WRIMCO and Waddell & Reed Services Company are subsidiaries of Waddell & Reed, Inc. Waddell & Reed, Inc. is a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company, and an indirect subsidiary of United Investors Management Company, a holding company, and Torchmark Corporation, a holding company.

WRIMCO places transactions for the portfolio of the Fund and in doing so may consider sales of shares of the Fund and other funds it manages as a factor in the selection of brokers to execute portfolio transactions.

Breakdown of Expenses

Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained below.

Management Fee

The management fee of the Fund is calculated by adding a group fee to a specific fee. It is accrued and paid to WRIMCO daily.

The specific fee is computed on the Fund's net asset value as of the close of business each day at the annual rate of .30 of 1% of its net assets. The group fee is a pro rata participation based on the relative net asset size of the Fund in the group fee computed each day on the combined net asset values of all the funds in the United Group at the annual rates shown in the following table:

Group Fee Rate

               Annual
Group Net      Group
Asset Level    Fee Rate
(all dollars   For Each
in millions)   Level
------------   --------

From $0
to $750       .51 of 1%

From $750
to $1,500     .49 of 1%

From $1,500
to $2,250     .47 of 1%

From $2,250
to $3,000     .45 of 1%

From $3,000
to $3,750     .43 of 1%

From $3,750
to $7,500     .40 of 1%

From $7,500
to $12,000    .38 of 1%

Over $12,000  .36 of 1%

Growth in assets of the United Group assures a lower group fee rate.

The combined net asset values of all of the funds in the United Group were approximately $12.1 billion as of June 30, 1995. Management fees for the fiscal year ended June 30, 1995 were 0.71% of the Fund's average net assets.

Other Expenses

While the management fee is a significant component of the Fund's annual operating costs, the Fund has other expenses as well.

The Fund pays the Accounting Services Agent a monthly fee based on the average net assets of the Fund for accounting services. With respect to its Class A shares, the Fund pays the Shareholder Servicing Agent a monthly fee for each Class A shareholder account that was in existence at any time during the month, and a fee for each account on which a dividend or distribution had a record date during the month.

The Fund has adopted a Service Plan pursuant to Rule 12b-1 of the 1940 Act with respect to its Class A shares. Under the Service Plan, the Fund may pay monthly a fee to Waddell & Reed, Inc. in an amount not to exceed .25% of the Fund's average annual net assets of its Class A shares. The fee is to be paid to reimburse Waddell & Reed, Inc. for amounts it expends in connection with the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts. In particular, the Service Plan and a related Service Agreement between the Fund and Waddell & Reed, Inc. contemplate that these expenditures may include costs and expenses incurred by Waddell & Reed, Inc. and its affiliates in compensating, training and supporting registered account representatives, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders by office personnel located at field sales offices; engaging in other activities useful in providing personal services to Class A shareholders and/or the maintenance of Class A shareholder accounts; and in compensating broker-dealers who may regularly sell Class A shares, and other third parties, for providing Class A shareholder services and/or maintaining Class A shareholder accounts.

The total expenses for the fiscal year ended June 30, 1995 for the Fund's Class A shares were 1.25% of the average net assets of the Fund's Class A shares.

The Fund cannot precisely predict what its portfolio turnover rate will be, but the Fund may have a high portfolio turnover. A higher turnover will increase transaction and commission costs and could generate taxable income or loss.

United International Growth Fund, Inc.

Custodian                     Underwriter
  UMB Bank, n.a.                Waddell & Reed, Inc.
  Kansas City, Missouri         6300 Lamar Avenue
                                P. O. Box 29217
Legal Counsel                   Shawnee Mission, Kansas
  Kirkpatrick & Lockhart LLP       66201-9217
  1800 M Street, N. W.          (913) 236-2000
  Washington, D. C.  20036
                              Shareholder Servicing Agent
Independent Accountants         Waddell & Reed
  Price Waterhouse LLP             Services Company
  Kansas City, Missouri         6300 Lamar Avenue
                                P. O. Box 29217
Investment Manager              Shawnee Mission, Kansas
  Waddell & Reed Investment        66201-9217
     Management Company         (913) 236-1579
  6300 Lamar Avenue
  P. O. Box 29217             Accounting Services Agent
  Shawnee Mission, Kansas       Waddell & Reed
     66201-9217                    Services Company
  (913) 236-2000                6300 Lamar Avenue
                                P. O. Box 29217
                                Shawnee Mission, Kansas
                                    66201-9217
                                (913) 236-2000

United International Growth Fund, Inc.
Class A Shares
PROSPECTUS
September 30, 1995

The United Group of Mutual Funds
United Asset Strategy Fund, Inc.
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Funds, Inc.
  United Bond Fund
  United Income Fund
  United Accumulative Fund
  United Science and Technology Fund
United Gold & Government Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Vanguard Fund, Inc.

NUP1002(9-95)

printed on recycled paper

Please read this Prospectus before investing, and keep it on file for future reference. It sets forth concisely the information about the Fund that you ought to know before investing.

Additional information has been filed with the Securities and Exchange Commission and is contained in a Statement of Additional Information ("SAI") dated September 30, 1995. The SAI is available free upon request to the Fund or Waddell & Reed, Inc., the Fund's underwriter, at the address or telephone number below. The SAI is incorporated by reference into this Prospectus and you will not be aware of all facts unless you read both this Prospectus and the SAI.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

United International Growth Fund, Inc.
Class Y Shares
This Fund seeks the long-term appreciation of your investment. Realization of income is a secondary goal.

This Prospectus describes one class of shares of the Fund -- Class Y Shares.

Prospectus
September 30, 1995

UNITED INTERNATIONAL GROWTH FUND, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000

Table of Contents

AN OVERVIEW OF THE FUND..............................................3

EXPENSES.............................................................5

FINANCIAL HIGHLIGHTS.................................................6

PERFORMANCE..........................................................7
 Explanation of Terms ...............................................7

ABOUT WADDELL & REED.................................................8

ABOUT THE INVESTMENT PRINCIPLES OF THE FUND..........................9
 Investment Goals and Principles ....................................9
 Securities and Investment Practices and Associated Risks ...........9

ABOUT YOUR ACCOUNT..................................................19
 Buying Shares .....................................................19
 Minimum Investments ...............................................21
 Adding to Your Account ............................................21
 Selling Shares ....................................................21
 Telephone Transactions ............................................23
 Shareholder Services ..............................................23
   Personal Service ................................................23
   Reports .........................................................23
   Exchanges .......................................................23
 Dividends, Distributions, and Taxes ...............................24
   Distributions ...................................................24
   Taxes ...........................................................24

ABOUT THE MANAGEMENT AND EXPENSES OF THE FUND.......................26
 WRIMCO and Its Affiliates .........................................27
 Breakdown of Expenses .............................................28
   Management Fee ..................................................28
   Other Expenses ..................................................29

An Overview of the Fund

The Fund: This Prospectus describes the Class Y shares of United International Growth Fund, Inc., an open-end, diversified management investment company.

Goals and Strategies:
United International Growth Fund, Inc. (the "Fund") seeks, as a primary goal, the long-term appreciation of your investment. Realization of income is a secondary goal. The Fund seeks to achieve these goals by investing in securities issued by companies or governments of any nation. The Fund invests primarily in common stocks, preferred stocks and debt securities. See "About the Investment Principles of the Fund" for further information.

Management: Waddell & Reed Investment Management Company ("WRIMCO") provides investment advice to the Fund and manages the Fund's investments. WRIMCO is a wholly-owned subsidiary of Waddell & Reed, Inc. WRIMCO, Waddell & Reed, Inc. and its predecessors have provided investment management services to registered investment companies since 1940. See "About the Management and Expenses of the Fund" for further information about management fees.

Distributor: Waddell & Reed, Inc. acts as principal underwriter and distributor of the shares of the Fund.

Purchases: You may buy Class Y shares of the Fund through Waddell & Reed, Inc. and its account representatives. The price to buy a Class Y share of the Fund is the net asset value of a Class Y share. There is no sales charge incurred upon purchase of Class Y shares of the Fund. See "About Your Account" for information on how to purchase Class Y shares.

Redemptions: You may redeem your shares at net asset value. When you sell your shares, they may be worth more or less than what you paid for them. See "About Your Account" for a description of redemption procedures.

Who May Want to Invest: The Fund offers investment goals that are compatible with different investment decisions by investors seeking international investment opportunities. You should consider whether the Fund fits with your particular investment objectives.

Risk Considerations: Because the Fund owns different types of investments, its performance will be affected by a variety of factors. The value of the Fund's investments and the income generated will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments. See "About the Investment Principles of the Fund" for information about the risks associated with the Fund's investments.

Expenses

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
on purchases    None

Maximum sales load
on reinvested
dividends       None

Deferred
sales load      None

Redemption fees None

Exchange fee    None

Annual Fund operating expenses (as a percentage of average net assets).3

Management fees0.71%
12b-1 fees      None
Other expenses 0.34%
Total Fund
operating expenses1.05%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return4 and (2) redemption at the end of each time period:

1 year    $11
3 years   $33

The purpose of this table is to assist you in understanding the various costs and expenses that a shareholder of the Class Y shares of the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


3Expense ratios are based on the management fees and other Fund-level expenses of the Fund for the fiscal year ended June 30, 1995, and the expenses attributable to the Class Y shares that are anticipated for the current year. Actual expenses may be greater or lesser than those shown.
4Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of the Fund's future performance, which may be greater or lesser.

Financial Highlights

Financial Highlights for Class Y shares are not included because the Fund did not offer Class Y shares during the period ended June 30, 1995.

Performance

Mutual fund performance is commonly measured as total return. The Fund may also advertise its performance by showing performance rankings. Performance information is calculated and presented separately for each class of Fund shares.

Explanation of Terms

Total Return is the overall change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and distributions. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized total return.

Performance Rankings are comparisons of the Fund's performance to the performance of other selected mutual funds, selected recognized market indicators such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average, or non-market indices or averages of mutual fund industry groups. The Fund may quote its performance rankings and/or other information as published by recognized independent mutual fund statistical services or by publications of general interest. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

All performance information that the Fund advertises or includes in information provided to present or prospective shareholders is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.

The Fund's recent performance and holdings will be detailed twice a year in the Fund's annual and semiannual reports, which are sent to all Fund shareholders.

About Waddell & Reed

Since 1937, Waddell & Reed has been helping people make the most of their financial future by helping them take advantage of various financial services. Today, Waddell & Reed has over 2500 account representatives located throughout the United States. Your primary contact in your dealings with Waddell & Reed will be your local account representative. However, the Waddell & Reed shareholder services department, which is part of the Waddell & Reed headquarters operations in Overland Park, Kansas, is available to assist you and your Waddell & Reed account representative. You may speak with a customer service representative by calling 913-236-2000.

About the Investment Principles of the Fund

Investment Goals and Principles

The primary goal of the Fund is the long-term appreciation of your investment. Realization of income is a secondary goal. The Fund seeks to achieve these goals by investing in securities issued by companies or governments of any nation. The securities selected to attempt to achieve the Fund's primary goal are those issued by companies that WRIMCO believes have the potential for long-term growth.

There are three main kinds of securities that the Fund owns: common stock, preferred stock and debt securities. The Fund may also own convertible securities. During normal market conditions, the Fund will have at least 65% of its assets invested in growth securities.

Securities purchased by the Fund because they may increase in value over the long term will usually be common stocks or securities that may be converted into common stocks or rights for the purchase of common stocks. When WRIMCO believes that common stocks or similar securities do not offer adequate growth potential because of market or economic conditions, the Fund may invest up to all of its assets as a temporary measure in either debt securities (including commercial paper or U.S. Government securities) or preferred stocks or both.

All or a substantial amount of the Fund's assets may be invested in foreign securities if, in WRIMCO's opinion, doing so might assist in achieving the Fund's goals. For defensive purposes the Fund may at times temporarily invest completely or substantially in U.S. securities.

There is no assurance that the Fund will achieve its goals; some market risks are inherent in all securities to varying degrees.

Securities and Investment Practices and Associated Risks

The following pages contain more detailed information about types of instruments in which the Fund may invest, and strategies WRIMCO may employ in pursuit of the Fund's investment goals. A summary of risks associated with these instrument types and investment practices is included as well.

WRIMCO might not buy all of these instruments or use all of these techniques to the full extent permitted by the Fund's investment policies and restrictions unless it believes that doing so will help the Fund achieve its goal. As a shareholder, you will receive annual and semiannual reports detailing the Fund's holdings.

Certain of the investment policies and restrictions of the Fund are also stated below. A fundamental policy of the Fund may not be changed without the approval of the shareholders of the Fund. Operating policies may be changed by the Board of Directors without the approval of the shareholders. The goals of the Fund, the types of securities in which the Fund may invest and the proportion of its assets that may be invested in each such type are matters of fundamental policy; unless otherwise indicated, the types of other assets in which the Fund may invest and other policies are operating policies.

Policies and limitations are typically considered at the time of purchase; the sale of instruments is usually not required in the event of a subsequent change in circumstances.

Please see the SAI for further information concerning the following instruments and associated risks and the Fund's investment policies and restrictions.

Equity Securities. Equity securities represent an ownership interest in an issuer. This ownership interest often gives an investor the right to vote on measures affecting the issuer's organization and operations. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which the Fund invests may include preferred stock that converts to common stock either automatically or after a specified period of time or at the option of the issuer.

Debt Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The debt securities in which the Fund invests may include debt securities whose performance is linked to a specified equity security or security index.

Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. The values of floating and adjustable-rate debt securities are not as sensitive to changes in interest rates as the values of fixed-rate debt securities. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

Subject to its investment restrictions, the Fund may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest rating category (such as those rated D by Standard & Poor's Ratings Services or C by Moody's Investors Service, Inc.). In addition, the Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security to be equivalent to securities having that rating. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed. See the SAI for additional information about non-investment grade debt securities.

Preferred Stock. The Fund may invest in preferred stock rated in any rating category by an established rating service and unrated preferred stock judged by WRIMCO to be of equivalent quality.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally have higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

Policies and Restrictions: As an operating policy, the Fund does not intend to invest more than 5% of its assets in non-investment grade debt securities.

Foreign Securities and foreign currencies can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less governmental supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Certain foreign securities impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

The Fund may invest in any country approved in accordance with policies adopted by the Board of Directors.

Policies and Restrictions: The Fund may purchase foreign securities only if they are: (i) listed or admitted to trading on a domestic or foreign securities exchange, with the exception of warrants, rights or restricted securities, which need not be so listed or admitted; (ii) represented by American Depositary Receipts (receipts issued against securities of foreign issuers deposited or to be deposited with an American depository) so listed or admitted on a domestic securities exchange or traded in the United States over-the-counter market; or
(iii) issued or guaranteed by any foreign government or any subdivision, agency or instrumentality thereof.

Normally, at least 80% of the Fund's assets will be invested in foreign securities.

Under normal market conditions, the Fund will have at least 65% of its assets invested in at least three different countries outside the United States.

The Fund may not purchase a particular foreign security if, as a result, more than 75% of its assets would be invested in securities of that foreign country. The Fund will not invest more than 25% of its assets in the securities issued by the government of any one foreign country.

Options, Forward Currency Contracts and Other Strategies. The Fund may use certain options, forward currency contracts and certain other strategies described herein to attempt to enhance income or to attempt to reduce the overall risk of its investments. The strategies described below may be used in an attempt to manage certain risks of the Fund's investments that can affect fluctuations in its net asset value.

The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Fund might not use any of these strategies, and there can be no assurance that any strategy that is used will succeed.

Options. The Fund may write listed, covered calls on securities. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon exercise price during the option period.

Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the related investment. There is no assurance that a liquid secondary market will exist for exchange-listed options. The Fund will be able to close a position in an option it has written only if there is a market for the call. If the Fund is not able to enter into a closing transaction on an option it has written, it will be required to maintain the securities subject to the call until a closing purchase transaction can be entered into or the option expires.

Policies and Restrictions: As a fundamental policy, the Fund may write listed, covered calls on securities (i.e., the Fund must own the securities that are subject to the call or have the right to acquire them without additional payment) if, when a call is written, not more than 10% of the Fund's total assets would be subject to calls.

The Fund may purchase call options only to close its position in a call it has written.

Forward Currency Contracts. The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. For example, when WRIMCO anticipates purchasing or selling a security, the Fund may enter into a forward contract in order to set the exchange rate at which the transaction will be made. The Fund also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Fund's securities positions denominated in such currency. The Fund may also use forward contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if WRIMCO anticipates that there will be a correlation between the two currencies.

The Fund may use forward currency contracts to shift the Fund's exposure to foreign currency exchange rate changes from one foreign currency to another.
For example, if the Fund owns securities denominated in a foreign currency and WRIMCO believes that currency will decline relative to another currency, it might enter into a forward contract to sell the appropriate amount of the first foreign currency with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the Fund's exposure to foreign currency exchange rate fluctuations. The Fund may also purchase forward currency contracts to enhance income when WRIMCO anticipates that the foreign currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Policies and Restrictions: As a fundamental policy, the Fund may enter into forward currency contracts provided that it does not have more than 15% of the value of its assets committed to the consummation of such contracts; however, the Fund will not enter into forward currency contracts or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

As a fundamental policy, the Fund may hold foreign currency only in connection with forward currency contracts, only up to four business days, as well as in connection with the purchase or sale of foreign securities, but not otherwise.

Indexed Securities. The Fund may purchase and sell indexed securities, which are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.

Risks of Derivative Instruments. The use of options and the investment in indexed securities involve special risks, including (i) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the instruments involved in the transaction, (ii) possible lack of a liquid secondary market for any particular instrument at a particular time, (iii) the need for additional portfolio management skills and techniques, (iv) losses due to unanticipated market price movements, (v) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses by offsetting favorable price movements in investments involved in the transaction, (vi) incorrect forecasts by WRIMCO concerning currency exchange rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective, and (vii) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with such transactions and the possible inability of the Fund to close out or liquidate its position.

For a hedging strategy to be completely effective, the price change of the hedging instrument must equal the price change of the investment being hedged. The risk of imperfect correlation of these price changes increases as the composition of the Fund's portfolio diverges from instruments underlying a hedging instrument. Such equal price changes are not always possible because the investment underlying the hedging instruments may not be the same investment that is being hedged. WRIMCO will attempt to create a closely correlated hedge, but hedging activity may not be completely successful in eliminating market value fluctuation.

WRIMCO may use derivative instruments, including securities with embedded derivatives, for hedging purposes to adjust the risk characteristics of the Fund's portfolio of investments and may use some of these instruments to adjust the return characteristics of the Fund's portfolio of investments. An embedded derivative is a derivative that is part of another financial instrument. Embedded derivatives typically, but not always, are debt securities whose return of principal or interest, in part, is determined by reference to something that is not intrinsic to the security itself. The use of derivative techniques for speculative purposes can increase investment risk. The risks associated with such instruments are described herein. See the SAI for additional information about these instruments and their risk considerations.

If WRIMCO judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into.

Options transactions may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs and may result in certain tax consequences. See the SAI for further information regarding these and other risks.

Successful use of forward currency contracts will depend on WRIMCO's skill in analyzing and predicting currency values. Forward contracts may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment goal and regulatory requirements applicable to investment companies.

When-Issued and Delayed-Delivery Transactions are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect the Fund's yield.

When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to the delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

Policies and Restrictions:
The Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis.

Repurchase Agreements. In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

Policies and Restrictions: As a fundamental policy, the Fund may purchase securities subject to repurchase agreements.

Restricted and Illiquid Securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. Restricted securities may be illiquid due to restrictions on their resale. Certain restricted securities may be determined to be liquid in accordance with guidelines adopted by the Fund's Board of Directors.

Illiquid investments may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to the Fund.

Policies and Restrictions: As a fundamental policy, the Fund may purchase restricted foreign securities; however, the Fund may not purchase restricted securities if as a result of such purchase more than 5% of the Fund's total assets would consist of restricted securities.

The Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid investments.

Diversification. Diversifying the Fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.

Policies and Restrictions: As a fundamental policy, the Fund may not invest in the securities of any company if, as a result, it would then own more than 10% of such company's voting securities or any class of such company's securities or more than 5% of the Fund's total assets would be invested in that company.

As a fundamental policy, the Fund may not buy a security if, as a result, more than 25% of the Fund's total assets would then be invested in securities of companies in any one industry.

Borrowing. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.

If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Policies and Restrictions:
As a fundamental policy, the Fund may borrow only from banks as a temporary measure as well as for extraordinary or emergency purposes but only up to 5% of its total assets. See the SAI for further information on the Fund's ability to borrow.

Lending. Securities loans may be made on a short-term or long-term basis for the purpose of increasing the Fund's income. This practice could result in a loss or a delay in recovering the Fund's securities. Loans will be made only to parties deemed by WRIMCO to be creditworthy.

Policies and Restrictions: As a fundamental policy, the Fund will not lend more than 10% of its assets at any one time.

Other Instruments may include rights, warrants and securities of closed-end investment companies. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

Policies and Restrictions: The Fund may buy shares of investment companies that do not redeem their shares subject to the restrictions in the SAI. As a fundamental policy, the Fund may buy shares of other investment companies that do not redeem their shares if it does not invest more than 10% of its total assets in such shares, subject to the conditions in the SAI. However, the Fund does not currently intend to invest more than 5% of its assets in such securities.

Only 5% of the Fund's assets may be invested in companies that have not been in continuous operation for at least three years (including predecessor companies).

The Fund may purchase warrants and rights to purchase securities if, as a result of such purchase, no more than 5% of its assets would consist of warrants, rights or a combination thereof.

About Your Account

Class Y shares are designed for institutional investors. Class Y shares are available for purchase by:

 .    participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401, including 401(k) plans, of the Internal Revenue Code of 1986, as amended (the "Code"), when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records;

 .    banks, trust institutions and investment fund administrators investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records;

 .    government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more; and

 .    certain retirement plans and trusts for employees and account representatives of Waddell & Reed, Inc. and its affiliates.

Buying Shares

You may buy shares of the Fund through Waddell & Reed, Inc. and its account representatives. To open your account you must complete and sign an application. Your Waddell & Reed account representative can help you with any questions you might have.

The price to buy a share of the Fund, called the offering price, is calculated every business day.

The offering price of a Class Y share (price to buy one Class Y share) is the Fund's Class Y net asset value ("NAV"). The Fund's Class Y shares are sold without a sales charge.

To purchase by wire, you must first obtain an account number by calling 1-800-366-2520, then mail a completed application to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

To purchase by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

The Fund's Class Y NAV is the value of a single share. The Class Y NAV is computed by adding, with respect to that Class, the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of Class Y shares outstanding.

The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market quotations or, if market quotations are not available, at their fair value in a manner determined in good faith by or at the direction of the Board of Directors. Bonds are generally valued according to prices quoted by a dealer in bonds that offers a pricing service. Short-term debt securities are valued at amortized cost, which approximates market value. Other assets are valued at their fair value by or at the direction of the Board of Directors.

The Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Fund normally calculates the net asset values of its shares as of the later of the close of business of the NYSE, normally 4 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option held by the Fund is traded.

The Fund may invest in securities listed on foreign exchanges which may trade on Saturdays or on customary U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when the Fund does not price its shares and when you have no access to the Fund.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

 .    Orders are accepted only at the home office of Waddell & Reed, Inc.
 .    All of your purchases must be made in U.S. dollars.
 .    If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.
 .    The Fund does not issue certificates representing Class Y shares of the
Fund.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

To Open an Account

For a government entity or authority or for a corporation:  $10 million
              (within
              first twelve
              months)

For other investors:  Any
                   amount

Adding to Your Account

You can make additional investments of any amount at any time.

To add to your account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

To add to your account by mail: Make your check payable to Waddell & Reed, Inc. Mail the check along with a letter showing your account number, the account registration and stating the fund whose shares you wish to purchase to:

Waddell & Reed, Inc.
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one Class Y share) is the Fund's Class Y
NAV.

To sell shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 1-800-366-5465 or fax your request to 913-236-5044 and give your instructions to redeem shares and make payment by wire to your pre-designated bank account or by check to you at the address on the account.

To sell shares by written request: Complete an Account Service Request form, available from your Waddell & Reed account representative, or write a letter of instruction with:

     the name on the account registration;.
     the Fund's name;.
 .    the Fund account number;
     the dollar amount or number of shares to be redeemed; and.
     any other applicable requirements listed in the table below..

Deliver the form or your letter to your Waddell & Reed account representative, or mail it to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, Waddell & Reed will send a check to the address on the account.

                    Special Requirements for Selling Shares
  Account Type         Special Requirements
Retirement       The written instructions must
Account          be signed by a properly
                 authorized person.
Trust            The trustee must sign the
                 written instructions
                 indicating capacity as
                 trustee.  If the trustee's
                 name is not in the account
                 registration, provide a
                 currently certified copy of
                 the trust document.
Business or      At least one person authorized
Organization     by corporate resolution to act
                 on the account must sign the
                 written instructions.

When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request in good order by Waddell & Reed, Inc. at its home office. Note the following:

     If more than one person owns the shares, each owner must sign the written. request.
 .    If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If no such assurance is given, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund is able to verify that your purchase check has cleared and been honored.
     Redemptions may be suspended or payment dates postponed on days when the. NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.
 .    Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

The Fund reserves the right to require a signature guarantee on certain redemption requests. This requirement is designed to protect you and Waddell & Reed from fraud. The Fund may require a signature guarantee in certain situations such as:

 .    the request for redemption is made by a corporation, partnership or fiduciary;
 .    the request for redemption is made by someone other than the owner of record; or
 .    the check is being made payable to someone other than the owner of record.

The Fund will accept a signature guarantee from a national bank, a federally chartered savings and loan or a member firm of a national stock exchange or other eligible guarantor in accordance with procedures of the Fund's transfer agent. A notary public cannot provide a signature guarantee.

Telephone Transactions

The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local Waddell & Reed account representative is available to provide personal service. Additionally, the Waddell & Reed Customer Services staff is available to respond promptly to your inquiries and requests.

Reports

Statements and reports sent to you include the following:

 .    confirmation statements (after every purchase, exchange, transfer or redemption)
 .    year-to-date statements (quarterly)
 .    annual and semiannual reports (every six months)

To reduce expenses, only one copy of most annual and semiannual reports will be mailed to your household, even if you have more than one account with the Fund. Call 913-236-2000 if you need copies of annual or semiannual reports or historical account information.

Exchanges

You may sell your Class Y shares and buy Class Y shares of other funds in the United Group. You may exchange only into funds that are legally registered for sale in your state of residence. Note that exchanges out of the Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Dividends, Distributions and Taxes

Distributions

The Fund distributes substantially all of its net income and capital gains to shareholders each year. Ordinarily, dividends are distributed from the Fund's net investment income, which includes accrued interest, earned discount, dividends and other income earned on portfolio assets less expenses, semiannually in June and December. Net capital gains (and any net realized gains from foreign currency transactions) ordinarily are distributed in December. The Fund may make additional distributions if necessary to avoid Federal income or excise taxes on undistributed income and capital gains.

Distribution Options.
When you open an account, specify on your application how you want to receive your distributions. The Fund offers three options:

1. Share Payment Option. Your dividend and capital gains distributions will be automatically paid in additional Class Y shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains distributions will be automatically paid in Class Y shares, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gains distributions.

For retirement accounts, all distributions are automatically paid in Class Y shares.

Taxes

The Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) and net capital gains (the excess of net long-term capital gain over net short-term capital loss) that are distributed to its shareholders.

There are tax requirements that the Fund must follow in order to avoid Federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications:

Taxes on distributions. Dividends from the Fund's investment company taxable income are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of the Fund's realized net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or reinvested in additional Fund shares and regardless of the length of time you have owned your shares. The Fund notifies you after each calendar year-end as to the amounts of dividends and distributions paid (or deemed paid) to you for that year. Under certain circumstances, the Fund may elect to permit shareholders to take a credit or deduction for foreign income taxes paid by the Fund. The Fund will notify you of any such election.

A portion of the dividends paid by the Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

Withholding. The Fund is required to withhold 31% of all dividends, distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends and distributions also is required for such shareholders who otherwise are subject to backup withholding.

Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. In addition, if you purchase Class Y shares of the Fund within thirty days before or after redeeming other Class Y shares of the Fund at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

About the Management and Expenses of the Fund

United International Growth Fund, Inc. is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end management investment company organized as a corporation under Maryland law on November 6, 1974, as successor to a Delaware corporation which commenced operations in 1970.

The Fund is governed by a Board of Directors, which has overall responsibility for the management of its affairs. The majority of directors are not affiliated with Waddell & Reed, Inc.

The Fund has two classes of shares. In addition to the Class Y shares offered by this Prospectus, the Fund has issued and outstanding Class A shares which are offered by Waddell & Reed, Inc. through a separate prospectus. Prior to July 4, 1995, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Class A shares are subject to a sales charge on purchases but are not subject to redemption fees. Class A shares are subject to a Rule 12b-1 fee at an annual rate of up to 0.25% of the Fund's average net assets attributable to Class A shares. Additional information about Class A shares may be obtained by calling 913-236-2000 or by writing to Waddell & Reed, Inc. at the address on the inside back cover of this Prospectus.

The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws of the Fund are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

Each share (regardless of Class) has one vote. All shares of the Fund vote together as a single Class, except as to any matter for which a separate vote of any Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular Classes, in which case only the shareholders of the affected Classes are entitled to vote, each as a separate Class. Shares are fully paid and nonassessable when purchased.

WRIMCO and Its Affiliates

The Fund is managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to the Fund and supervises the Fund's investments. Waddell & Reed, Inc. and its predecessors served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the inception of the company, whichever was later, and to TMK/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager and assigned its professional staff for investment management services to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992, Torchmark Government Securities Fund, Inc. and Torchmark Insured Tax-Free Fund, Inc. since each commenced operations in February 1993, and United Asset Strategy Fund, Inc. since it commenced operations in March 1995.

Mark L. Yockey is primarily responsible for the day-to-day management of the Fund. Mr. Yockey has held his Fund responsibilities since February 1990. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Yockey has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since January 1990 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since November 1986. Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.

Waddell & Reed, Inc. serves as the Fund's underwriter and as underwriter for each of the other funds in the United Group of Mutual Funds and Waddell & Reed Funds, Inc., and serves as the distributor for TMK/United Funds, Inc.

Waddell & Reed Services Company acts as transfer agent ("Shareholder Servicing Agent") for the Fund and processes the payments of dividends. Waddell & Reed Services Company also acts as agent ("Accounting Services Agent") in providing bookkeeping and accounting services and assistance to the Fund and pricing daily the value of its shares.

WRIMCO and Waddell & Reed Services Company are subsidiaries of Waddell & Reed, Inc. Waddell & Reed, Inc. is a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company, and an indirect subsidiary of United Investors Management Company, a holding company, and Torchmark Corporation, a holding company.

WRIMCO places transactions for the portfolio of the Fund and in doing so may consider sales of shares of the Fund and other funds it manages as a factor in the selection of brokers to execute portfolio transactions.

Breakdown of Expenses

Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained below.

Management Fee

The management fee of the Fund is calculated by adding a group fee to a specific fee. It is accrued and paid to WRIMCO daily.

The specific fee is computed on the Fund's net asset value as of the close of business each day at the annual rate of .30 of 1% of its net assets. The group fee is a pro rata participation based on the relative net asset size of the Fund in the group fee computed each day on the combined net asset values of all the funds in the United Group at the annual rates shown in the following table:

Group Fee Rate

               Annual
Group Net      Group
Asset Level    Fee Rate
(all dollars   For Each
in millions)   Level
------------   --------

From $0
to $750       .51 of 1%

From $750
to $1,500     .49 of 1%

From $1,500
to $2,250     .47 of 1%

From $2,250
to $3,000     .45 of 1%

From $3,000
to $3,750     .43 of 1%

From $3,750
to $7,500     .40 of 1%

From $7,500
to $12,000    .38 of 1%

Over $12,000  .36 of 1%

Growth in assets of the United Group assures a lower group fee rate.

The combined net asset values of all of the funds in the United Group were approximately $12.1 billion as of June 30, 1995. Management fees for the fiscal year ended June 30, 1995 were 0.71% of the Fund's average net assets, which during that period consisted only of the Fund's Class A shares.

Other Expenses

While the management fee is a significant component of the Fund's annual operating costs, the Fund has other expenses as well.

The Fund pays the Accounting Services Agent a monthly fee based on the average net assets of the Fund for accounting services. With respect to its Class Y shares, the Fund pays the Shareholder Servicing Agent a monthly fee based on the average daily net assets of the Class for the preceding month.

The Fund also pays other expenses, such as fees and expenses of certain directors, audit and outside legal fees, costs of materials sent to shareholders, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute, and extraordinary expenses including litigation and indemnification relative to litigation.

The Fund cannot precisely predict what its portfolio turnover rate will be, but the Fund may have a high portfolio turnover. A higher turnover will increase transaction and commission costs and could generate taxable income or loss.

United International Growth Fund, Inc.

Custodian                     Underwriter
  UMB Bank, n.a.                Waddell & Reed, Inc.
  Kansas City, Missouri         6300 Lamar Avenue
                                P. O. Box 29217
Legal Counsel                   Shawnee Mission, Kansas
  Kirkpatrick & Lockhart LLP       66201-9217
  1800 M Street, N. W.          (913) 236-2000
  Washington, D. C.  20036
                              Shareholder Servicing Agent
Independent Accountants         Waddell & Reed
  Price Waterhouse LLP             Services Company
  Kansas City, Missouri         6300 Lamar Avenue
                                P. O. Box 29217
Investment Manager              Shawnee Mission, Kansas
  Waddell & Reed Investment        66201-9217
     Management Company         (913) 236-1579
  6300 Lamar Avenue
  P. O. Box 29217             Accounting Services Agent
  Shawnee Mission, Kansas       Waddell & Reed
     66201-9217                    Services Company
  (913) 236-2000                6300 Lamar Avenue
                                P. O. Box 29217
                                Shawnee Mission, Kansas
                                    66201-9217
                                (913) 236-2000

United International Growth Fund, Inc.
Class Y Shares
PROSPECTUS
September 30, 1995

The United Group of Mutual Funds
United Asset Strategy Fund, Inc.
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Funds, Inc.
     United Bond Fund
     United Income Fund
     United Accumulative Fund
     United Science and Technology Fund
United Gold & Government Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Vanguard Fund, Inc.

NUP1002Y(9-95)

printed on recycled paper

                     UNITED INTERNATIONAL GROWTH FUND, INC.

                               6300 Lamar Avenue

                                P. O. Box 29217

                      Shawnee Mission, Kansas  66201-9217

                                 (913) 236-2000

                               September 30, 1995




                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with the prospectus ("Prospectus") for the Class A shares or the Class Y shares, as applicable, of United International Growth Fund, Inc. (the "Fund") dated September 30, 1995, which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.



                               TABLE OF CONTENTS

     Performance Information.............................  2

     Goal and Investment Policies........................  3

     Investment Management and Other Services............ 19

     Purchase, Redemption and Pricing of Shares.......... 24

     Directors and Officers.............................. 38

     Payments to Shareholders............................ 43

     Taxes .............................................. 44

     Portfolio Transactions and Brokerage................ 48

     Other Information .................................. 50

                            PERFORMANCE INFORMATION

     Waddell & Reed, Inc., the Fund's underwriter, or the Fund may from time to time publish the Fund's total return information and/or performance rankings in advertisements and sales materials.

Total Return

     An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Standardized total return information is calculated by assuming an initial $1,000 investment and, for Class A shares, from which the maximum sales load of 5.75% is deducted. All dividends and distributions are assumed to be reinvested in shares of the applicable Class at net asset value for the Class as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class A shares. The formula used to calculate the total return for a particular Class of the Fund is:

              n
      P(1 + T)  =   ERV

     Where :  P =   $1,000 initial payment
              T =   Average annual total return
              n =   Number of years
            ERV =   Ending redeemable value of the $1,000 investment for the
                    periods shown.

     Non-standardized performance information may also be presented. For example, the Fund may also compute total return for its Class A shares without deduction of the sales load in which case the same formula noted above will be used but the entire amount of the $1,000 initial payment will be assumed to have been invested. If the sales charge applicable to Class A shares were reflected, it would reduce the performance quoted for that Class.

     The average annual total return quotations for Class A shares as of June 30, 1995, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                                With   Without
                                          Sales LoadSales Load
                                            Deducted  Deducted

One-year period from July 1, 1994 to
  June 30, 1995:                                 1.77%     7.98%

Five-year period from July 1, 1990 to
  June 30, 1995:                                 8.66%     9.96%

Ten-year period from July 1, 1985 to
  June 30, 1995:                                13.78%    14.45%

     Prior to July 4, 1995, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Since that date, Class Y shares of the Fund have been available for certain institutional investors.

     The Fund may also quote unaveraged or cumulative total return for a Class which reflects the change in value of an investment in that Class over a stated period of time. Cumulative total return will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.

Performance Rankings

     Waddell & Reed, Inc. or the Fund also may from time to time publish in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. Each Class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration.

     All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.

                          GOAL AND INVESTMENT POLICIES

     The goal and investment policies of the Fund are described in the Prospectus, which refers to the following investment methods and practices.

Securities - General

     The Fund may invest in securities including common stock, preferred stock and debt securities, as described in the Prospectus. These securities may include the following securities from time to time.

     The Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

     The Fund may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the "call price" that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

Foreign Securities and Currency

     Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, believes that there are investment opportunities as well as risks in investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. WRIMCO believes that the Fund's policy of investing a substantial portion of its assets abroad will enable it to take advantage of these differences and strengths where they are favorable.

     Further, an investment in foreign securities may be affected by changes in currency rates and in exchange control regulations (i.e., currency blockage). The Fund may bear a transaction charge in connection with the exchange of currency. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Most foreign stock markets have substantially less volume than the New York Stock Exchange (the "NYSE") and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in securities of issuers located in those countries. If it should become necessary, the Fund would normally encounter greater difficulties in commencing a lawsuit against the issuer of a foreign security than it would against a U.S. issuer.

     As an operating policy, under normal market conditions, the Fund will have at least 65% of its assets invested in at least three different countries outside the United States.

Restricted Securities

     The Fund may purchase foreign restricted securities. However, it will not purchase restricted securities if as a result of such purchase more than 5% of its total assets would consist of restricted securities. These are fundamental policies that may only be changed with shareholder approval. Restricted securities are securities that are subject to legal or contractual restrictions on resale because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. See "Illiquid Investments" below.

Warrants and Rights

     The Fund may purchase warrants or rights to purchase securities ("rights") provided that the Fund will not purchase warrants or rights if as a result of such purchase more than 5% of its total assets would consist of warrants, rights or a combination thereof, not including warrants or rights acquired in units or attached to other securities. This is a fundamental policy that may only be changed with shareholder approval. Certain states may impose a lower percentage limit on investments in warrants and rights.

     Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp decline in value than the underlying security might be. They are also generally less liquid than an investment in the underlying shares.

Lending Securities

     One of the ways in which the Fund may try to realize income is by lending its securities. If the Fund does this, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not loaned the securities. The Fund also receives additional compensation.

     Any securities loans that the Fund makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"). This policy can only be changed by shareholder vote. Under the present Guidelines, the collateral must consist of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") or bank letters of credit, at least equal in value to the market value of the securities loaned on each day that the loan is outstanding. If the market value of the loaned securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities loaned. If the market value of the securities decreases, the borrower is entitled to return of the excess collateral.

     There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for the Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government Securities used as collateral. Part of the interest received in either case may be shared with the borrower.

     The letters of credit that the Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to the Fund.

     WRIMCO, subject to the direction and control of the Board of Directors of the Fund, has adopted additional rules concerning lending of securities that may be changed without shareholder vote. At present, under these rules, the Fund will lend securities only to creditworthy broker-dealers and financial institutions. The Fund will make loans only under rules of the NYSE, which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. WRIMCO will evaluate the creditworthiness of the borrower. If the Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

     There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned goes up, risks of delay in recovering the securities loaned or even loss of rights in collateral should the borrower of the securities fail financially.

     Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules which may be changed without shareholder vote as to
(i) whom securities may be loaned, (ii) the investment of cash collateral, or
(iii) voting rights.

     The Fund will not loan more than 10% of its assets at any one time. There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned goes up, risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

Repurchase Agreements

     The Fund may purchase securities subject to repurchase agreements. The Fund will not enter into a repurchase transaction that will cause more than 10% of its net assets to be invested in illiquid securities, which include repurchase agreements not terminable within seven days. See "Illiquid Investments." A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of the repurchase agreements in which the Fund would engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans, i.e., the value of the securities subject to the repurchase agreement, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO on the basis of criteria established by the Fund's Board of Directors.

When-Issued and Delayed-Delivery Transactions

     The Fund may purchase any securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received.
For example, delivery to the Fund and payment by the Fund in the case of a purchase by it, or delivery by the Fund and payment to it in the case of a sale by the Fund, may take place a month or more after the date of the transaction. The Fund will enter into when-issued or delayed-delivery transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of securities in determining its net asset value per share. The securities so sold by the Fund on a delayed-delivery basis are also subject to market fluctuation; their value when the Fund delivers them may be more than the purchase price the Fund receives. When the Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining the Fund's net asset value per share.

     Ordinarily the Fund purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the securities if WRIMCO decided it was advisable to do so for investment reasons.

     If the Fund remains substantially fully invested at the time when-issued or delayed-delivery purchases are outstanding, the purchases may result in a form of leverage. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

Illiquid Investments

     The Fund has an operating policy, which may be changed without shareholder approval, which provides that due to their possible limited liquidity, the Fund may not make certain investments if as a result more than 10% of its net assets would consist of such investments. The investments currently considered illiquid include: (i) repurchase agreements not terminable within seven days;
(ii) restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors; and (iii) securities for which market quotations are not readily available.

Securities of Other Investment Companies

     As a fundamental policy, the Fund may not buy shares of other investment companies that redeem their shares. The Fund can buy shares of investment companies that do not redeem their shares if it does so in a regular transaction in the open market and then not more than one tenth (i.e., 10%) of its total assets are invested in these shares. The Fund may also buy these shares as part of a merger or consolidation.

     The Fund does not currently intend to invest more than 5% of its assets in such securities. In order to comply with regulations of the State of Ohio, for so long as such regulations are in effect and applicable to the Fund, the Fund will not invest in securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

Options and Forward Currency Contracts

     As discussed in the Prospectus, WRIMCO may use call options and forward currency contracts ("Financial Instruments") to attempt to hedge the Fund's portfolio. The Fund may use certain Financial Instruments for speculative purposes.

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire.

     The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several exchanges upon which they are traded, and various state regulatory authorities. In addition, the Fund's ability to use Financial Instruments will be limited by tax considerations. See "Taxes."

     In addition to the strategies and risks described below and in the Prospectus, WRIMCO expects to discover additional opportunities in connection with written call options and forward currency contracts. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options and forward currency contracts or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the Fund's investment goals and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

     (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded.

     Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options position will not track the performance of the Fund's other investments.

     Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the securities markets or from imposition of daily price fluctuation limits or trading halts. The Fund may sell options contracts with a greater or lesser value than the securities it wishes to hedge in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, the Fund might be required to maintain assets as "cover" or maintain segregated accounts when it takes positions in Financial Instruments involving obligations to third parties. If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

     Cover. Transactions using Financial Instruments expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options or forward contracts, or (2) cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash, U.S. Government Securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount as determined daily on a mark-to-market basis.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets for use as cover or to be held in segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options. As discussed in the Prospectus, the Fund may write (sell) listed covered call options. Writing call options can enable the Fund to enhance income by reason of the premiums paid by the purchasers of such options. As a fundamental policy, the Fund may write call options only if (i) such calls are listed on a domestic securities exchange; (ii) when any such call is written and at all times prior to a closing purchase transaction as to such call, or its lapse or exercise, the Fund owns the securities that are subject to the call or has the right to acquire such securities without the payment of further consideration; and (iii) when any such call is written, not more than 10% of the Fund's total assets would be subject to calls. The Fund may purchase calls only to effect a closing purchase transaction as to any call written in accordance with the foregoing.

     Writing call options can also serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value.

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions.

     The Fund may effectively terminate its obligation under a call option it has written by entering into a closing transaction. The Fund may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     Risks of Options on Securities. The Fund may only write exchange-traded options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.

     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to write only those exchange-traded options for which there appears to be a secondary market. There can be no assurance that such a market will exist at any particular time. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     The Fund's options activities may affect its turnover rate and brokerage commission payments. The exercise of calls written by the Fund may cause it to sell related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on a call option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. The Fund will pay a brokerage commission each time it buys or sells a call. Such commissions may be higher than those that would apply to direct purchases or sales.

     Forward Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges; for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

     The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling, for example, by entering into a forward contract to sell Deutsche Marks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Fund also may use forward currency contracts for "cross-hedging." Under this strategy, the Fund would increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

     The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     Purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

     Limitations on the Use of Forward Currency Contracts. The Fund may enter into forward currency contracts only if, thereafter, it does not have more than 15% of the value of its assets committed to the consummation of all of such contracts. The Fund will not enter into forward currency contracts or maintain a net exposure to such contracts where the consummation of the forward contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. All of the policies stated in this paragraph are fundamental policies.

Risk Factors of High-Yield Investing

     As an operating (i.e., nonfundamental) policy, the Fund does not intend to invest more than 5% of its assets in non-investment grade debt securities. Lower-quality debt securities ("junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty.

     While the market for high-yield, high-risk corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield, high-risk bond market, especially during periods of economic recession. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly-traded market.

     Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by the Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in its portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments.

     The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

     While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with using credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings of individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed.

Investment Restrictions

     Certain of the Fund's investment restrictions are described in the Prospectus. The following are fundamental policies and together with certain restrictions described in the Prospectus, cannot be changed without shareholder approval. Under these additional restrictions, the Fund may not:

   (i) Buy real estate nor any nonliquid interests in real estate investment trusts;

  (ii) Buy the securities of any company if it would then own more than 10% of its voting securities or any class of its securities; or buy the securities of any company if more than 5% of the Fund's total assets (valued at market value) would then be invested in that company; or buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be in companies in that industry;

 (iii) Buy shares of other investment companies which redeem their shares. The Fund can buy shares of investment companies which do not redeem their shares if it does it in a regular transaction in the open market and then does not have more than one tenth (i.e., 10%) of its total assets in these shares. The Fund may also buy these shares as part of a merger or consolidation;

  (iv) Make loans other than certain limited types of loans described herein; the Fund can buy debt securities which have been sold to the public; it can also lend its portfolio securities (see "Lending Securities" above) or, except as provided above, enter into repurchase agreements (see "Repurchase Agreements" above);

   (v) Invest for the purpose of exercising control or management of other companies;

  (vi) Buy or continue to hold securities if the Fund's Directors or officers or certain others own too much of the same securities; if any one of these people owns more than one two-hundredths (i.e., .5 of 1%) of the shares of a company and if the people who own that much or more own one twentieth (i.e., 5%) of that company's shares, the Fund cannot buy that company's shares or continue to own them;

 (vii) Participate on a joint, or a joint and several, basis in any trading account in any securities;

(viii) Sell securities short or buy securities on margin; also, the Fund may not engage in arbitrage transactions;

  (ix) Engage in the underwriting of securities or invest in restricted securities, except restricted foreign securities. However, the Fund will not purchase restricted securities if as a result of such purchase more than 5% of its total assets would consist of restricted securities. Restricted securities are securities which are subject to legal or contractual restrictions on resale;

   (x) Purchase calls, which are rights to buy securities, or purchase puts, which are rights to sell securities. The Fund also may not write (i.e., sell) any puts or calls or combinations of the two except that it may write certain covered call options and purchase calls to close out its position in a call which it has written (see "Options" above);

  (xi) Borrow for investment purposes, that is, to purchase securities or mortgage or pledge any of its assets; this does not prohibit the escrow arrangements contemplated by the writing of covered call options. The Fund may borrow money from banks as a temporary measure or for extraordinary or emergency purposes but only up to 5% of its total assets;

 (xii) Buy commodities or commodity contracts other than forward currency contracts and foreign currency.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. The Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares. For the fiscal year ended June 30, 1995, the Fund's portfolio turnover rate was 57.45%. For the fiscal year ended June 30, 1994, its portfolio turnover rate was 83.76%.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

     The Fund has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Fund's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to WRIMCO, a wholly-owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Fund's underwriter.

     The Management Agreement permits Waddell & Reed, Inc. or an affiliate of Waddell & Reed, Inc. to enter into a separate agreement for transfer agency services ("Shareholder Servicing Agreement") and a separate agreement for accounting services ("Accounting Services Agreement") with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Fund's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Torchmark Corporation and United Investors Management Company

     WRIMCO is a wholly-owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly-owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly-owned subsidiary of United Investors Management Company. United Investors Management Company is a wholly-owned subsidiary of Torchmark Corporation. Torchmark Corporation is a publicly held company. The address of Torchmark Corporation and United Investors Management Company is 2001 Third Avenue South, Birmingham, Alabama 35233.

     Waddell & Reed, Inc. and its predecessors served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the company's inception date, whichever was later, and to TMK/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992, Torchmark Government Securities Fund, Inc. and Torchmark Insured Tax-Free Fund, Inc. since they each commenced operations in February 1993, and United Asset Strategy Fund, Inc. since it commenced operations in March 1995. Waddell & Reed, Inc. serves as principal underwriter for the investment companies in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and serves as distributor for TMK/United Funds, Inc.

Shareholder Services

     Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Accounting Services

     Under the Accounting Services Agreement entered into between the Fund and the Agent, the Agent provides the Fund with bookkeeping and accounting services and assistance, including maintenance of the Fund's records, pricing of the Fund's shares, and preparation of prospectuses for existing shareholders, proxy statements and certain reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Payments by the Fund for Management, Accounting and Shareholder Services

     Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus.

     Prior to the above-described assignment from Waddell & Reed, Inc. to WRIMCO, all fees were paid to Waddell & Reed, Inc. The management fees paid to Waddell & Reed, Inc. or WRIMCO, as the case may be, during the fiscal years ended June 30, 1995, 1994 and 1993 were $4,520,606, $3,451,650 and $2,282,090, respectively.

     For purposes of calculating the daily fee, the Fund does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid the Fund. The Fund accrues and pays this fee daily.

     Under the Shareholder Servicing Agreement, with respect to Class A shares the Fund pays the Agent a monthly fee of $1.0208 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. For Class Y shares, the Fund pays the agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that Class for the preceding month. The Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; and costs of legal and special services not provided by Waddell & Reed, Inc., WRIMCO or the Agent.

     Under the Accounting Services Agreement, the Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee

                  Average
               Net Asset Level                Annual Fee
          (all dollars in millions)       Rate for Each Fund
          -------------------------       ------------------

          From $    0 to $   10                $      0
          From $   10 to $   25                $ 10,000
          From $   25 to $   50                $ 20,000
          From $   50 to $  100                $ 30,000
          From $  100 to $  200                $ 40,000
          From $  200 to $  350                $ 50,000
          From $  350 to $  550                $ 60,000
          From $  550 to $  750                $ 70,000
          From $  750 to $1,000                $ 85,000
               $1,000 and Over                 $100,000

     Fees paid to the Agent for the fiscal years ended June 30, 1995, 1994 and 1993 were $70,000, $63,333 and $50,000, respectively.

     The State of California imposes limits on the amount of certain expenses the Fund can pay. If these expense limitations are exceeded, WRIMCO is required to reduce the amount by which these expenses exceed the expense limitation. The State of California has granted the Fund a variance from the expense limitation to allow the Fund to exclude from its aggregate annual expenses for purposes of calculating the expense limitation, the number of basis points by which its custodian fee ratio exceeds the average custodial fee ratio for domestic securities incurred by the other equity funds in the United Group of Mutual Funds. Other expenses excluded from aggregate annual expenses include interest, taxes, brokerage commissions and extraordinary expenses such as litigation.

     Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.

     Waddell & Reed, Inc., under an agreement separate from the Management Agreement, Shareholder Servicing Agreement and Accounting Services Agreement, acts as the Fund's underwriter, i.e., sells its shares on a continuous basis. Waddell & Reed, Inc. is not required to sell any particular number of shares, and thus sells shares only for purchase orders received. Under this agreement, Waddell & Reed, Inc. pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectus furnished to it by the Fund. The aggregate dollar amounts of underwriting commissions for Class A shares for the fiscal years ended June 30, 1995, 1994 and 1993 were $4,477,112, $5,013,005 and $2,282,699, respectively, and the amounts retained by Waddell & Reed, Inc. for each fiscal year were $1,909,938, $2,224,663 and $1,069,053, respectively.

     A major portion of the sales charge for Class A shares is paid to the account representatives and managers of Waddell & Reed, Inc. Waddell & Reed, Inc. may compensate its account representatives as to purchases for which there is no sales charge.

     The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

     Under a Service Plan for Class A shares(the "Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, Inc., the principal underwriter for the Fund, a fee not to exceed .25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed, Inc. for its costs and expenses in connection with the provision of personal services to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts.

     The Plan and a related Service Agreement between the Fund and Waddell & Reed, Inc. contemplate that Waddell & Reed, Inc. may be reimbursed for amounts it expends in compensating, training and supporting registered account representatives, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers who may regularly sell Class A shares of the Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Class A shares. Fees paid (or accrued) with respect to Class A shares as service fees by the Fund for the fiscal year ended June 30, 1995 were $829,339.

     The Plan and the Service Agreement were approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, the "Plan Directors"). The Plan was also approved by the affected shareholders of the Fund.

     Among other things, the Plan provides that (i) Waddell & Reed, Inc. will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) amounts to be paid by the Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding Class A shares of the Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.

Custodial and Auditing Services

     The Fund's Custodian is UMB Bank, n.a., Kansas City, Missouri. In general, the Custodian is responsible for holding the Fund's cash and securities. The Fund may place and maintain its foreign securities and cash with a foreign custodian in accordance with Rule 17f-5 of the 1940 Act. Price Waterhouse LLP, Kansas City, Missouri, the Fund's independent accountants, audits the Fund's financial statements.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Determination of Offering Price

     The net asset value of each Class of the shares of the Fund is the value of the assets of that Class, less the Class's liabilities, divided by the total number of outstanding shares of that Class.

     Class A shares of the Fund are sold at their next determined net asset value plus the sales charge described in the Prospectus. The price makeup as of June 30, 1995 was as follows:

     Net asset value per Class A share (Class A ....net
       assets divided by Class A shares outstanding) ..   $8.68
     Add:  selling commission (5.75% of offering price)     .53
                                                          -----
     Maximum offering price per Class A share (Class A
       net asset value divided by 94.25%) .............   $9.21
                                                          =====

     The offering price of a Class A share is its net asset value next determined following acceptance of a purchase order plus the sales charge. The offering price of a Class Y share is its net asset value next determined following acceptance of a purchase order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, Inc. receives and accepts your order at its principal business office at the address shown on the cover of this SAI. You will be sent a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.

     Waddell & Reed, Inc. need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

     The net asset value and offering price per share are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE (ordinarily, 4:00 P.M. Eastern time) or the close of the regular session of any other securities or commodities exchange on which an option or future held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The net asset value will change every business day, since the value of the assets and the number of shares outstanding change every business day.

     The securities in the portfolio of the Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price which is the mean between the closing bid and asked prices. Other securities which are traded over-the-counter are priced using the Nasdaq (National Association of Securities Dealers Automated Quotations), which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted foreign securities for which market quotations are readily available are valued at market value. Bonds, other than convertible bonds, are valued using a pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market. Warrants and rights to purchase securities are valued at market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

     When the Fund writes a call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the call.
If a call the Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If a call written by the Fund expires, it has a gain in the amount of the premium; if it enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

Minimum Initial and Subsequent Investments

     For Class A shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the United Group.
A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of Waddell & Reed, Inc., WRIMCO, their affiliates or certain retirement plan accounts. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount.

     For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.

Reduced Sales Charges (Applicable to Class A shares only)

Account Grouping

     Large purchases of Class A shares are subject to lower sales charges. The schedule of sales charges appears in the Prospectus for Class A shares. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories.

1. Purchases by an individual for his or her own account (includes purchases under the United Funds Revocable Trust Form);

2. Purchases by that individual's spouse purchasing for his or her own account (includes United Funds Revocable Trust Form of spouse);

3.   Purchases by that individual or his or her spouse in their joint account;

4. Purchases by that individual or his or her spouse for the account of their child under age 21;

5. Purchase by any custodian for the child of that individual or spouse in a Uniform Gift to Minors Act ("UGMA") or Uniform Transfers to Minors Act account;

6. Purchases by that individual or his or her spouse for his or her Individual Retirement Account ("IRA"), Section 457 of the Internal Revenue Code of 1986, as amended (the "Code"), salary reduction plan account provided that such purchases are subject to a sales charge (see "Net Asset Value Purchases"), tax sheltered annuity account ("TSA") or Keogh plan account, provided that the individual and spouse are the only participants in the Keogh plan; and

7. Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

     Examples:

     A. Grandmother opens a UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

     B. H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

     C. H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

     D. X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. (If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.)

     All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer.

Example A:  H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example B:  H has established a Keogh plan; his wife, W, is a participant and they have hired one or more employees who also become participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through 7 above; however, all purchases made under the plan for H, W or any other employee will be combined.

     All purchases of Class A shares made under a "qualified" employee benefit plan of an incorporated business will be grouped. (A "qualified" employee benefit plan is established pursuant to Section 401 of the Code.) All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. (An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer.)

Example: Corporation X sets up a defined benefit plan; its subsidiary, Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

     All purchases of Class A shares made under a simplified employee pension plan ("SEP"), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in "Account Grouping."

     Account grouping as described above is available under the following circumstances.

One-time Purchases

     A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed, Inc. at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example: H and W open an account in the Fund and invest $75,000; at the same time, H's parents open up three UGMA accounts for H and W's three minor children and invest $10,000 in each child's name; the combined purchase of $105,000 of Class A shares is subject to a reduced sales load of 4.75% provided that Waddell & Reed, Inc. is advised that the purchases are entitled to grouping.

Rights of Accumulation

     If Class A shares are held in any account and an additional purchase is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the net asset value of the existing account as of the date the new purchase is accepted by Waddell & Reed, Inc. for the purpose of determining the availability of a reduced sales charge.

Example: H is a current Class A shareholder who invested in the Fund three years ago. His account has a net asset value of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to a reduced sales charge of 4.75%. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

     In order to be entitled to rights of accumulation, the purchaser must inform Waddell & Reed, Inc. that the purchaser is entitled to a reduced charge and provide Waddell & Reed, Inc. with the name and number of the existing account with which the purchase may be combined.

     If a purchaser holds shares which have been purchased under a contractual plan the shares held under the plan may be combined with the additional purchase only if the contractual plan has been completed.

Statement of Intention

     The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Statement of Intention. By signing a Statement of Intention form, which is available from Waddell & Reed, Inc., the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the Statement of Intention is accepted by Waddell & Reed, Inc. Each purchase made from time to time under the Statement of Intention is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the statement will be the sales charge in effect on the beginning date of the 13-month period.

     In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under a Statement of Intention, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example: H signs a Statement of Intention indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000. H has an IRA account and the Class A shares held under the IRA in the Fund have a net asset value as of the date the Statement is accepted by Waddell & Reed, Inc. of $15,000; H's wife, W, has an account in her own name invested in another fund in the United Group which charges the same sales load as the Fund, with a net asset value as of the date of acceptance of the Statement of $10,000; H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

     A copy of the Statement of Intention signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed, Inc. and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

     If a purchaser holds shares which have been purchased under a contractual plan, the shares held under the plan will be taken into account in determining the amount which must be invested under the Statement of Intention only if the contractual plan has been completed.

     The minimum initial investment under a Statement of Intention is 5% of the dollar amount which must be invested under the Statement of Intention. An amount equal to 5% of the purchase required under the Statement of Intention will be held "in escrow." If a purchaser does not, during the period covered by the Statement of Intention, invest the amount required to qualify for the reduced sales charge under the terms of the Statement of Intention, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under a Statement of Intention which is not completed will be collected by redeeming part of the shares purchased under the Statement of Intention and held "in escrow" unless the purchaser makes payment of this amount to Waddell & Reed, Inc. within 20 days of Waddell & Reed, Inc.'s request for payment.

     If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the Statement of Intention, the lower sales charge will apply.

     A Statement of Intention does not bind the purchaser to buy, or Waddell & Reed, Inc. to sell, the shares covered by the Statement.

     With respect to Statements of Intention for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the Statement of Intention, the initial investment must be at least $200,000, and the value of any shares redeemed during the 13-month period which were acquired under the Statement will be deducted in computing the aggregate purchases under the Statement.

     Statements of Intention are not available for purchases made under a SEP where the employer has elected to have all purchases under the SEP grouped.

Other Funds in the United Group

     Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the funds in the United Group which are subject to a sales charge. A purchase of, or shares held, in any of the funds in the United Group which are subject to the same sales charge as the Fund will be treated as an investment in the Fund for the purpose of determining the applicable sales charge. The following funds in the United Group have shares that are subject to a maximum 5.75% ("full") sales charge as described in the prospectus of each
Fund: United Funds, Inc., United International Growth Fund, Inc., United Continental Income Fund, Inc., United Vanguard Fund, Inc., United Retirement Shares, Inc., United High Income Fund, Inc., United New Concepts Fund, Inc., United Gold & Government Fund, Inc., United High Income Fund II, Inc. and United Asset Strategy Fund, Inc. The following funds in the United Group have shares that are subject to a "reduced" sales charge as described in the prospectus of each fund: United Municipal Bond Fund, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc. For the purposes of obtaining the lower sales charge which applies to large purchases, purchases in a fund in the United Group of shares that are subject to a full sales charge may not be grouped with purchases of shares in a fund in the United Group that are subject to a reduced sales charge; conversely, purchases of shares in a fund with a reduced sales charge may not be grouped or combined with purchases of shares of a fund that are subject to a full sales charge.

     United Cash Management, Inc. is not subject to a sales charge. Purchases in that fund are not eligible for grouping with purchases in any other fund.

Net Asset Value Purchases of Class A Shares

     As stated in the Prospectus, Class A shares of the Fund may be purchased at net asset value by the Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, account representatives of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and account representative. "Child" includes stepchild; "parent" includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell & Reed, Inc. established for any of these eligible purchasers may also be at net asset value. Purchases of Class A shares in any tax qualified retirement plan under which the eligible purchaser is the sole participant may also be made at net asset value. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for net asset value purchases of Class A shares. "Employees" includes retired employees. A retired employee is an individual separated from service from Waddell & Reed, Inc. or affiliated companies with a vested interest in any Employee Benefit plan sponsored by Waddell & Reed, Inc. or its affiliated companies. "Account representatives" includes retired account representatives. A "retired account representative" is any account representative who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Account Representative. A custodian under the Uniform Gifts (or Transfers) to Minors Act purchasing for the child or grandchild of any employee or account representative may purchase Class A shares at net asset value whether or not the custodian himself is an eligible purchaser.

     Purchases of Class A shares in a 401(k) plan having 100 or more eligible employees and purchases of Class A shares in a 457 plan having 100 or more eligible employees may be made at net asset value.

Reasons for Differences in Public Offering Price of Class A Shares

     As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under a Statement of Intention or right of accumulation. See the table of sales charges in the Prospectus for the Class A shares. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as are elimination of sales charges on the reinvestment of dividends and distributions); and (iii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage incentive, responsibility and interest in the United Group and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Flexible Withdrawal Service for Class A Shareholders

     If you qualify, you may arrange to receive regular monthly, quarterly, semiannual or annual payments by redeeming Class A shares on a regular basis through the Flexible Withdrawal Service (the "Service"). The Service is available not only for Class A shares of the Fund but also for corresponding shares of any of the funds in the United Group. It would be a disadvantage to an investor to make additional purchases of Class A shares while a withdrawal program is in effect as this would result in duplication of sales charges.

     To qualify for the Service, you must have invested at least $10,000 in Class A or corresponding shares which you still own of any of the funds in the United Group; or, you must own Class A or corresponding shares having a value of at least $10,000. The value for this purpose is not the net asset value but the value at the offering price, i.e., the net asset value plus the sales charge.

     To start the Service, you must fill out a form (available from Waddell & Reed, Inc.), advising Waddell & Reed, Inc. how you want your shares redeemed to make the payments. You have three choices:

     First. To get a monthly, quarterly, semiannual or annual payment of $50 or more;

     Second. To get a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; you fix the percentage; or

     Third. To get a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

     Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

     Retirement plan accounts may be subject to a fee imposed by the Plan Custodian for use of their services.

     If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.

     The dividends and distributions on shares you have made available for the Service are reinvested in additional Class A shares. All payments are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of Class A shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity or an income or return on your investment.

     You may, at any time, change the manner in which you have chosen to have shares redeemed. You can change to any one of the other choices originally available to you. For example, if you started out with a $50 monthly payment, you could change to a $200 quarterly payment. You can at any time redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges for Shares of Other Funds in the United Group

Class A Share Exchanges

     Once a sales charge has been paid on shares of a fund in the United Group, these shares and any shares added to them from reinvestment of dividends or distributions may be freely exchanged for corresponding shares of another fund in the United Group. The shares you exchange must be worth at least $100 or you must already own shares of the fund in the United Group into which you want to exchange.

     You may exchange corresponding shares you own in another fund in the United Group for Class A shares of the Fund without charge if (i) a sales charge was paid on these shares, or (ii) the shares were received in exchange for shares for which a sales charge was paid, or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $2 million or more will be treated the same as shares on which a sales charge was paid.

     United Municipal Bond Fund, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc. shares are the exceptions and special rules apply. Corresponding shares of any of these funds may be exchanged for Class A shares of the Fund only if (i) you have received those shares as a result of one or more exchanges of shares on which a sales charge was originally paid, or (ii) the shares have been held from the date of original purchase for at least six months.

     Subject to the above rules regarding sales charges, you may have a specific dollar amount of corresponding shares of United Cash Management, Inc. automatically exchanged each month into Class A shares of the Fund or any other fund in the United Group. The shares of United Cash Management, Inc. which you designate for automatic exchange must be worth at least $100 or you must own Class A shares of the fund in the United Group into which you want to exchange. The minimum value of shares which you may designate for automatic exchange monthly is $100, which may be allocated among the Class A or corresponding shares of different funds in the United Group so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

     You may redeem your Class A shares of a Fund and use the proceeds to purchase Class Y shares of that Fund if you meet the criteria for purchasing Class Y shares.

Class Y Share Exchanges

     Class Y shares of the Fund may be exchanged for Class Y shares of any other fund in the United Group.

General Exchange Information

     When you exchange shares, the total shares you receive will have the same aggregate net asset value as the total shares you exchange. The relative values are those next figured after your exchange request is received in good order.

     These exchange rights and other exchange rights concerning the other funds in the United Group can in most instances be eliminated or modified at any time and any such exchange may not be accepted.

Retirement Plans

     As described in the Prospectus for Class A shares, your account may be set up as a funding vehicle for a retirement plan. For individual taxpayers meeting certain requirements, Waddell & Reed, Inc. offers prototype documents for the following retirement plans. All of these plans involve investment in shares of a Fund (or shares of certain other funds in the United Group).

     Individual Retirement Accounts (IRAs). Investors having earned income may set up a plan that is commonly called an IRA. Under an IRA, an investor can contribute each year up to 100% of his or her earned income, up to an annual maximum of $2,000. The annual maximum is $2,250 if an investor's spouse has earned income of $250 or less in a taxable year. If an investor's spouse has at least $2,000 of earned income in a taxable year, the annual maximum is $4,000 ($2,000 for each spouse). The contributions are deductible unless the investor (or, if married, either spouse) is an active participant in a qualified retirement plan or if, notwithstanding that the investor or one or both spouses so participate, their adjusted gross income does not exceed certain levels.

     An investor may also use an IRA to receive a rollover contribution which is either (a) a direct rollover from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to an IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution which is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed, Inc.

     Simplified Employee Pension (SEP) plans and Salary Reduction SEP (SARSEP) plans. Employers can make contributions to SEP-IRAs established for employees. An employer may contribute up to 15% of compensation, not to exceed $22,500, per year for each employee.

     Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute each year up to 25% of his or her annual earned income, with an annual maximum of $30,000.

     457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

     TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodian account under Section 403(b) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

     401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions into a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year up to 25% of compensation, subject to certain annual maximums, which may be increased each year based on cost-of-living adjustments.

     More detailed information about these arrangements and applicable forms are available from Waddell & Reed, Inc. These plans may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Redemptions

     The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Fund may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. Securities used for payment of redemptions are valued at the value used in figuring net asset value. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.

Reinvestment Privilege

     The Prospectus for Class A shares discusses the reinvestment privilege for Class A shares under which, if you redeem your Class A shares and then decide it was not a good idea, you may reinvest. If Class A shares of the Fund are then being offered, you can put all or part of your redemption payment back into Class A shares of the Fund without any sales charge at the net asset value next determined after you have returned the amount. Your written request to do this must be received within 30 days after your redemption request was received. You can do this only once as to Class A shares of the Fund. You do not use up this privilege by redeeming Class A shares to invest the proceeds at net asset value in a Keogh plan or an IRA.

                             DIRECTORS AND OFFICERS

     The day-to-day affairs of the Fund are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors.

     The principal occupation during at least the past five years of each Director and officer of the Fund is given below. Each of the persons listed through and including Mr. Wright is a member of the Fund's Board of Directors. The other persons are officers but not members of the Board of Directors. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the United Group of Mutual Funds, TMK/United Funds, Inc., Waddell & Reed Funds, Inc., Torchmark Government Securities Fund, Inc. and Torchmark Insured Tax-Free Fund, Inc. Each of the Fund's Directors is also a Director of each of the other funds in the Fund Complex and each of the Fund's officers is also an officer of one or more of the funds in the Fund Complex.

RONALD K. RICHEY*
2001 Third Avenue South
Birmingham, Alabama 35233
     Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors of Waddell & Reed Financial Services, Inc., United Investors Management Company and United Investors Life Insurance Company; Chairman of the Board of Directors and Chief Executive Officer of Torchmark Corporation; Chairman of the Board of Directors of Vesta Insurance Group, Inc., formerly, Chairman of the Board of Directors of Waddell & Reed, Inc. Father of Linda Graves, Director of the Fund and each of the other funds in the Fund Complex.

KEITH A. TUCKER*
     President of the Fund and each of the other funds in the Fund Complex; President, Chief Executive Officer and Director of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, Waddell & Reed, Inc., Waddell & Reed Services Company, Waddell & Reed Asset Management Company and Torchmark Distributors, Inc., an affiliate of Waddell & Reed, Inc.; Vice Chairman of the Board of Directors, Chief Executive Officer and President of United Investors Management Company; Vice Chairman of the Board of Directors of Torchmark Corporation; Director of Southwestern Life Corporation; formerly, partner in Trivest, a private investment concern; formerly, Director of Atlantis Group, Inc., a diversified company.

HENRY L. BELLMON
Route 1
P. O. Box 26
Red Rock, Oklahoma  74651
     Rancher; Professor, Oklahoma State University; formerly, Governor of Oklahoma; prior to his current service as Director of the funds in the United Group, TMK/United Funds, Inc., Waddell & Reed Funds, Inc., Torchmark Government Securities Fund, Inc. and Torchmark Insured Tax-Free Fund, Inc., he served in such capacity for the funds in the United Group and TMK/United Funds, Inc.

DODDS I. BUCHANAN
905 13th Street
Boulder, Colorado  80302
     Advisory Director, The Hand Companies; President, Buchanan Ranch Corp.; formerly, Senior Vice President and Director of Marketing Services, The Meyer Group of Management Consultants; formerly, Chairman, Department of Marketing, Transportation and Tourism, University of Colorado; formerly, Professor of Marketing, College of Business, University of Colorado.

JAY B. DILLINGHAM
926 Livestock Exchange Building
Kansas City, Missouri  64102
     Formerly, President and Director of Kansas City Stock Yards Company; formerly, Partner in Dillingham Farms, a farming operation.

LINDA GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas 66606
     First Lady of Kansas; formerly, partner, Levy and Craig, P.C., a law firm. Daughter of Ronald K. Richey, Chairman of the Board of the Fund and each of the other funds in the Fund Complex.

JOHN F. HAYES*
335 N. Washington
Suite 260
Hutchinson, Kansas  67504-2977
     Director of Central Bank and Trust; formerly, President of Gilliland & Hayes, P.A., a law firm.

GLENDON E. JOHNSON
7300 Corporate Center Drive
P. O. Box 020270
Miami, Florida  33126-1208
     Director and Chief Executive Officer of John Alden Financial Corporation and subsidiaries.

JAMES B. JUDD
No. 1 Ward Parkway
Suite 138
Kansas City, Missouri 64112
     Retired; formerly, partner, KPMG Peat Marwick. A petition relating to Mr. Judd's property was filed under the Federal bankruptcy laws and is now final.

WILLIAM T. MORGAN*
1799 Westridge Road
Los Angeles, California 90049
     Retired; formerly, Chairman of the Board of Directors and President of the Fund and each fund in the Fund Complex then in existence (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company; formerly, Director of Waddell & Reed Asset Management Company, United Investors Management Company and United Investors Life Insurance Company, affiliates of Waddell & Reed, Inc.

DOYLE PATTERSON
1030 West 56th Street
Kansas City, Missouri  64113
     Associated with Republic Real Estate, engaged in real estate management and investment; formerly, Director of The Vendo Company, a manufacturer and distributor of vending machines.

ELEANOR B. SCHWARTZ
5100 Rockhill Road
Kansas City, Missouri 64110
     Chancellor, University of Missouri-Kansas City; formerly, Interim Chancellor, University of Missouri-Kansas City; formerly, Vice Chancellor for Academic Affairs, University of Missouri-Kansas City.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
     Retired.

PAUL S. WISE
P. O. Box 5248
8648 Silver Saddle Drive
Carefree, Arizona  85377
     Director of Potash Corporation of Saskatchewan.

LESLIE S. WRIGHT
2302 Brookshire Place
Birmingham, Alabama  35213
     Chancellor of Samford University; formerly, Director of City Federal Savings and Loan Association; formerly, President of Samford University.

Robert L. Hechler
     Vice President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Vice President, Chief Operations Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; Director and Treasurer of Waddell & Reed Asset Management Company; President, Director and Treasurer of Waddell & Reed Services Company; Vice President, Treasurer and Director of Torchmark Distributors, Inc.

Henry J. Herrmann
     Vice President of the Fund and each of the other funds in the Fund Complex; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO and Waddell & Reed Asset Management Company; Senior Vice President and Chief Investment Officer of United Investors Management Company.

Theodore W. Howard
     Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company.

Sharon K. Pappas
     Vice President, Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President, Secretary and General Counsel of Waddell & Reed Financial Services, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO and Waddell & Reed, Inc.; Director, Senior Vice President, Secretary and General Counsel of Waddell & Reed Services Company; Director, Secretary and General Counsel of Waddell & Reed Asset Management Company; Vice President, Secretary and General Counsel of Torchmark Distributors, Inc.; formerly, Assistant General Counsel of WRIMCO, Waddell & Reed Financial Services, Inc., Waddell & Reed, Inc., Waddell & Reed Asset Management Company and Waddell & Reed Services Company.

Carl E. Sturgeon
     Vice President of the Fund and eleven other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed, Inc.

Mark L. Yockey
     Vice President of the Fund and two other funds in the Fund Complex; Vice President of WRIMCO; formerly, Analyst for the Treasury Department of the state of Michigan.

     The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

     As of the date of this SAI, five of the Fund's Directors may be deemed to be "interested persons" as defined in the 1940 Act of its underwriter, Waddell & Reed, Inc., or of WRIMCO. The Directors who may be deemed to be interested persons are indicated as such by an asterisk.

     The Board of Directors has created an honorary position of Director Emeritus, which position a director may elect after resignation from the Board provided the director has attained the age of 75 and has served as a director of the funds in the United Group for a total of at least five years. A Director Emeritus receives fees in recognition of his past services whether or not services are rendered in his capacity as Director Emeritus, but has no authority or responsibility with respect to management of the Fund. Currently, no person serves as Director Emeritus.

     The Funds in the United Group (with the exception of United Asset Strategy Fund, Inc.), TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. pay to each Director a total of $40,000 per year, plus $1,000 for each meeting of the Board of Directors attended (prior to January 1, 1995, the fee was $500 for each meeting of the Board of Directors attended) and $500 for each committee meeting attended which is not in conjunction with a Board of Directors' meeting, other than Directors who are affiliates of Waddell & Reed, Inc. The fees to the Directors who receive them are divided among the funds in the United Group (with the exception of United Asset Strategy Fund, Inc.), TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. based on their relative size.

     During the Fund's fiscal year ended June 30, 1995, the Fund's Directors received the following fees for service as a director:

                               COMPENSATION TABLE

                                         Pension
                                      or Retirement      Total
                         Aggregate       Benefits     Compensation
                        Compensation    Accrued As     From Fund
                            From       Part of Fund     and Fund
Director                    Fund         Expenses       Complex
                        ------------  --------------  ------------
Ronald K. Richey          $    0             $0        $     0
Keith A Tucker                 0              0              0
Henry L. Bellmon           2,270              0         43,500
Dodds I. Buchanan          2,270              0         43,500
Jay B. Dillingham          2,270              0         43,500
John F. Hayes              2,270              0         43,500
Glendon E. Johnson         2,270              0         43,500
William T. Morgan          2,270              0         43,500
Doyle Patterson            2,270              0         43,500
Frederick Vogel III        2,270              0         43,500
Paul S. Wise               2,270              0         43,500
Leslie S. Wright           2,170              0         41,500

     Ms. Graves, Ms. Schwartz and Mr. Judd were elected as Directors on July 12, 1995. The officers are paid by WRIMCO or its affiliates.

Shareholdings

     As of August 31, 1995, all of the Fund's Directors and officers as a group owned less than 1% of the outstanding shares of the Fund. As of such date, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding shares.

                            PAYMENTS TO SHAREHOLDERS

General

     There are three sources for the payments the Fund makes to you as a shareholder of a Class of shares of the Fund, other than payments when you redeem your shares. The first source is the Fund's net investment income, which is derived from the dividends, interest and earned discount on the securities it holds less expenses (which will vary by Class). The second source is realized capital gains, which are derived from the proceeds received from the sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities; these gains can be either long-term or short-term, depending on how long the Fund has owned the securities before it sells them. The third source is net realized gains from foreign currency transactions. The payments made to shareholders from net investment income, net short-term capital gains and net realized gains from certain foreign currency transactions are called dividends. Payments, if any, from long-term capital gains are called distributions.

     The Fund pays distributions only if it has net realized capital gains (the excess of net long-term capital gains over net short-term capital losses). It may or may not have such gains, depending on whether securities are sold and at what price. If the Fund has net realized capital gains, it will ordinarily pay distributions once each year, in the latter part of the fourth calendar quarter. Even if the Fund has net capital gains for a year, the Fund does not pay out the gains if it has applicable prior year losses to offset the gains.

Choices You Have on Your Dividends and Distributions

     On your application form, you can give instructions that (i) you want cash for your dividends and distributions, (ii) you want your dividends and distributions reinvested in shares of the Fund of the same Class as that with respect to which they were paid or (iii) you want cash for your dividends and want your distributions reinvested in shares of the Fund of the same Class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be reinvested in shares of the Fund of the same Class as that with respect to which they were paid. All reinvestments are at net asset value without any sales charge. The net asset value used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Directors.

     Even if you get dividends and distributions on Class A shares in cash, you can thereafter reinvest them (or distributions only) in Class A shares of the Fund at net asset value (i.e., no sales charge) next determined after receipt by Waddell & Reed, Inc., of the amount clearly identified as a reinvestment. The reinvestment must be within 45 days after the payment.

                                     TAXES

General

     In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- (i) options, futures contracts or forward contracts or (ii) foreign currencies (or options, futures contracts or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or in options with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or the securities of other RICs) of any one issuer.

     Dividends and distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be taxed to shareholders for the year in which that December 31 falls.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors should also be aware that if shares are purchased shortly before the record date for a dividend or distribution, the purchaser will receive some portion of the purchase price back as a taxable dividend or distribution.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the Fund's policy to make sufficient distributions each year to avoid imposition of the Excise Tax. The Code permits the Fund to defer into the next calendar year net capital losses incurred between each November 1 and the end of the current calendar year.

Income from Foreign Securities

     Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Because more than 50% of the value of the Fund's total assets at the close of its taxable year will ordinarily consist of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable the shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by the Fund. Pursuant to any such election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes; (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources; and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Fund will report to its shareholders shortly after each taxable year the share of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

Foreign Currency Gains and Losses

     Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

Income from Options and Currencies

     The use of hedging strategies, such as writing (selling) and purchasing options and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options and forward currency contracts derived by the Fund with respect to its business of investing in securities, will qualify as permissible income under the Income Requirement. However, income from the disposition of options will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and forward currency contracts thereon, that are not directly related to the Fund's principal business of investing in securities (or options with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

     If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund intends that, when it engages in hedging transactions, they will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Fund's hedging transactions. To the extent this treatment is not available, the Fund may be forced to defer the closing out of options and certain Forward Contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

     Any income the Fund earns from writing options is taxed as short-term capital gains. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund expires without being exercised, the premium it receives also will be a short-term gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale. The Fund will not write so many options that it could fail to continue to qualify as a RIC.

     Code section 1092 (dealing with straddles) also may affect the taxation of options in which the Fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Transactions in securities other than those for which an exchange is the primary market are generally done with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account.

     To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to achieve "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others ("brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO or its affiliates have investment discretion.

     Brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (ii) furnishing analyses and reports; or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

     The commissions paid to brokers that provide such brokerage services may be higher than another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider the willingness of particular brokers and dealers to sell shares of the Fund and other funds managed by WRIMCO and its affiliates as a factor in its selection. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO or its affiliates.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO and its affiliates and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

     Such investment research (which may be supplied by a third party at the instance of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.

     In placing transactions for the Fund's portfolio, WRIMCO may consider sales of shares of the Fund and other funds managed by WRIMCO and its affiliates as a factor in the selection of brokers to execute portfolio transactions. WRIMCO intends to allocate brokerage on the basis of this factor only if the sale is $2 million or more and there is no sales charge. This results in the consideration only of sales which by their nature would not ordinarily be made by Waddell & Reed, Inc.'s direct sales force and is done in order to prevent the direct sales force from being disadvantaged by the fact that it cannot participate in Fund brokerage.

     During the Fund's fiscal years ended June 30, 1995, 1994 and 1993, it paid brokerage commissions of $466,998, $2,475,162 and $1,864,173, respectively. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which the Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it. During the Fund's fiscal year ended June 30, 1995, the transactions, other than principal transactions, which were directed to broker-dealers who provided research as well as execution totaled $326,082,885 on which $965,107 in brokerage commissions were paid. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

     The Fund, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics which imposes restrictions on the personal investing activities of their employees, officers and interested directors.

Buying and Selling With Other Funds

     The Fund and one or more of the other funds in the United Group, TMK/United Funds, Inc., Waddell & Reed Funds, Inc., Torchmark Government Securities Fund, Inc. and Torchmark Insured Tax-Free Fund, Inc. or accounts over which Waddell & Reed Asset Management Company exercises investment discretion frequently buy or sell the same securities at the same time. If this happens, the amount of each purchase or sale is divided. This is done on the basis of the amount of securities each fund or account wanted to buy or sell. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. However, sometimes a better negotiated commission is available.

                               OTHER INFORMATION

The Shares of the Fund

     The Fund offers two Classes of its shares: Class A and Class Y. Prior to July 4, 1995, the Fund offered only one Class of shares to the public. Shares outstanding on that date were designated as Class A shares. Each Class represents an interest in the same assets of the Fund and differ as follows: each Class of shares has exclusive voting rights on matters pertaining to matters appropriately limited to that Class; Class A shares are subject to an initial sales charge and to an ongoing service fee; each Class may bear differing amounts of certain Class-specific expenses; and each Class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different Classes of shares of the Fund by virtue of those Classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the two Classes, dividends and liquidation proceeds of Class A shares are expected to be lower than for Class Y shares of the Fund. Each fractional share of a Class has the same rights, in proportion, as a full share of that Class.

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
JUNE 30, 1995

                                              Shares        Value

COMMON STOCKS AND RIGHTS
Argentina - 0.38%
 Ciadea, S.A.*  ..........................   194,022 $    941,101
 Colorin S.A., Series B*  ................ 1,002,652      270,743
 Corcemar S.A., Series B1*  ..............   302,820    1,332,541
   Total .................................              2,544,385

Australia - 3.83%
 Advance Bank Australia Ltd.  ............   476,036    3,075,749
 Futuris Corporation LTD  ................ 2,579,300    1,925,034
 John Fairfax Holdings Ltd.  ............. 1,500,000    2,750,795
 News Corporation Limited  ...............   563,180    3,146,422
 News Corporation Limited, ADR  ..........   100,000    2,262,500
 Publishing & Broadcasting PBL  .......... 1,000,000    2,942,711
 Westpac Banking Corp.  .................. 1,887,894    6,830,345
 Woolworths Ltd.  ........................ 1,500,000    3,113,303
   Total .................................             26,046,859

China - 0.27%
 Harbin Power Equipment Company
   Limited, H Shares* .................... 3,378,000    1,080,481
 Shandong Huaneng Power Development Co.
   Ltd., Series N, ADS* ..................   100,000      762,500
   Total .................................              1,842,981

Denmark - 2.41%
 Copenhagen Airports A/S  ................    82,000    6,304,187
 Danske Traelast .........................    85,000    5,904,965
 Thorkild Kristensen  ....................    68,450    4,146,564
   Total .................................             16,355,716

Finland - 13.15%
 Enso-Gutzeit Oy  ........................ 1,220,000   11,049,380
 Kymmene Oy  .............................   200,000    6,225,134
 Metra Corporation B  ....................    90,000    3,959,747
 Metsa-Serla Oy, Series B  ...............   276,000   12,272,408
 Nokia Corporation, Series K  ............   792,200   47,090,756
 Tampella OY*  ........................... 3,456,667    8,736,720
   Total .................................             89,334,145

France - 7.84%
 But S.A.  ...............................     1,000      222,621
 Cerus*  .................................    40,923      659,654
 Credit Lyonnais SA*  ....................    43,375    2,498,088
 Europe 1 Communication  .................     1,562      371,238
 Guyenne et Gascogne  ....................    19,500    5,627,358
 Lapeyre S.A.  ...........................   197,985   13,018,617
 Pechiney International  .................   195,000    4,923,938


                See Notes to Schedule of Investments on page 58.

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
JUNE 30, 1995

                                              Shares        Value

COMMON STOCKS AND RIGHTS (Continued)
France (Continued)
 Societe Industrielle de Transports
   Automobiles S.A. ......................    42,100 $  5,987,880
 Television-Francais 1-TF1 S.A.  .........    50,000    4,921,361
 UNION DES ASSURANCES DE PARIS   .........   200,000    5,243,955
 UNION DES ASSURANCES FEDERALES   ........    79,500    9,783,254
   Total .................................             53,257,964

Germany - 6.81%
 APCOA Parking Aktiengesellschaft*  ......    47,000    2,470,286
 DURR Beteiligungs AG  ...................     2,000      708,502
 FAG Kugelfischer AG  ....................    45,000    6,132,519
 GILDEMEISTER Aktiengesellschaft*  .......    47,800    3,870,445
 Mannesman AG  ...........................    40,200   12,279,135
 TRAUB AG (A)*  ..........................    47,000    6,286,148
 VEBA AG  ................................    22,500    8,840,912
 Vereinigter Baubeschlag-Handel
   Aktiengesellschaft.....................    15,900    5,690,067
   Total .................................             46,278,014

Hong Kong - 4.99%
 Dongfang Electrical Machinery
   Co., Ltd. ............................. 7,056,000    2,644,473
 First Pacific Company Limited  .......... 8,114,000    7,183,037
 Great Eagle Holdings Limited  ........... 1,300,000    2,772,106
 Guangdong Corporation Limited  ..........10,000,000    5,460,208
 Guangzhou Investment Company Ltd.  ......21,400,000    3,816,589
 Hutchison Whampoa Limited  ..............   780,000    3,770,064
 Luks Industrial Company Limited  ........11,200,000    1,201,375
 Peregrine Investments Holdings, Ltd.  ... 5,000,000    7,107,964
   Total .................................             33,955,816

Indonesia - 0.12%
 PT Bukaka Teknik Utama, F*  .............   100,000      193,085
 PT Semen Cibinong, F  ...................   200,000      628,648
   Total .................................                821,733

Italy - 0.19%
 Arnoldo Mondadori Editore S.p.A.  .......   205,000    1,311,098


                See Notes to Schedule of Investments on page 58.

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
JUNE 30, 1995

                                              Shares        Value

COMMON STOCKS AND RIGHTS (Continued)
Japan - 3.02%
 Amway Japan  ............................    75,000 $  2,743,687
 Dai-ni Denden Corporation  ..............       700    5,617,182
 Hitachi  ................................   500,000    4,985,839
 Japan Airport Terminal Co.  .............   100,000    1,180,080
 Kyocera Corporation  ....................    25,000    2,059,240
 Nakakita Seisakusho Company, Ltd.  ......   151,000      580,906
 Nippon Telegraph & Telephone
   Corporation ...........................       400    3,351,428
   Total .................................             20,518,362

Korea - 1.75%
 LG Electronics Inc., GDS (B)*  ..........   100,000    1,200,000
 Samsung Electronics Co., Ltd., GDR (B)*     200,600   10,657,878
   Total .................................             11,857,878

Mexico - 7.46%
 bufete industrial, s.a., ADR  ...........   337,500    5,484,375
 Cemex, S.A., CPO Shares, Series A  ......   923,750    3,133,360
 Corporacion GEO, S.A. de C.V., Class B* 210,000 617,568 Desc-Sociedad de Fomento Industrial,
   S.A. de C.V., Class B* ................ 1,047,000    3,476,040
 Desc-Sociedad de Fomento Industrial,
   S.A. de C.V., Class C*  ...............   478,918    1,570,851
 Empresas ICA Sociedad Controladora,
   S.A. de C.V., ADS .....................   176,000    1,804,000
 Empresas La Moderna, S.A. de C.V., ADS* 200,000 3,000,000 Farmacies Benavides, S.A. de C.V.,
   Class B*  .............................   350,000      471,520
 Fomento Economico Mexicano,
   S.A. de C.V., Class B ................. 1,860,000    4,315,200
 Grupo Carso, S.A. de C.V., Series 1A*  ..   636,500    3,482,928
 Grupo Financiero Banamex Accival, S.A.
   de C.V., B CPO Shares ................. 1,659,000    2,511,062
 Grupo Financiero Banamex Accival,
   S.A. de C.V., L .......................    82,950      126,084
 Grupo Financiero Bancomer, S.A. de
   C.V., B CPO Shares* ...................13,279,600    3,867,020
 Grupo Financiero InverMexico,
   S.A. de C.V., B Shares ................   500,000      165,600
 Grupo Mexicano de Desarrollo, S.A.,
   B, ADS*................................   235,800      913,725
 Grupo Mexicano de Desarrollo, S.A.,
   L, ADS* ...............................   198,119      891,536
 Grupo Tribasa, S.A. de C.V., ADS*  ......   359,000    3,051,500
 Hylsamex, S.A. de C.V., ADS (B)*  .......   110,000    2,007,500
 Telefonos de Mexico, S.A. de C.V.,
   ADR ...................................   329,500    9,761,437
   Total .................................             50,651,306


                See Notes to Schedule of Investments on page 58.

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
JUNE 30, 1995

                                              Shares        Value

COMMON STOCKS AND RIGHTS (Continued)
Netherlands - 2.22%
 Philips Electronics N.V. Ord  ...........    75,000 $  3,175,218
 Philips Electronics N.V. NY Shares  .....   170,000    7,267,500
 Vendex International N.V., BDR*  ........   176,000    4,656,986
   Total .................................             15,099,704

Norway - 5.27%
 Den Norske Luftfartselskap A/S,
   Series B ..............................   398,000   17,117,585
 Kvaerner a.s., Series A  ................   150,000    6,816,522
 Kverneland Gruppen A/S  .................   200,000    3,034,975
 Kverneland Gruppen A/S, Rights*  ........   200,000       42,198
 Orkla A  ................................   118,700    5,317,082
 Schibsted A/S  ..........................   124,000    1,569,748
 Sparebkn Nor Grundfondsbevis  ...........    80,000    1,934,594
   Total .................................             35,832,704

Portugal - 0.37%
 Portugal Telecom, S.A., ADS*  ...........   132,000    2,508,000

Singapore - 0.09%
 L&M Group Investments Ltd.  .............   918,000      601,052

Spain - 5.13%
 Corporacion Bancaria de Espana, S.A.  ...   323,000   11,933,333
 Corporation Financiero Alba, S.A.  ......    87,250    4,502,064
 Cubiertas y Mzov S.A.  ..................    82,367    5,134,125
 Grupo Uralita S.A.*  ....................   480,000    5,785,759
 Iberdrola  ..............................   200,000    1,505,882
 Inmobiliaria Metropolitana Vasco
   Central, S.A. .........................   125,000    3,715,170
 Telefonica de Espana, S.A.  .............   175,000    2,253,870
   Total .................................             34,830,203

Sweden - 13.52%
 ASTRA AB, Class A  ......................   500,165   15,414,516
 Bergman & Beving, Series B  .............   138,600    3,196,486
 Catena, Series A  .......................   700,000    4,035,967
 Forsheda AB, Class B  ...................   125,000    3,020,111
 Hoganas AB  .............................   240,000    4,678,427
 Kinnevik AB, Series B  ..................   400,000   12,190,267
 NCC AB, Series B  .......................   475,000    3,716,796
 Skandia Enskilda Banken, Class A  ....... 1,720,000    8,925,252
 Skandia Group Insurance Company Ltd.  ...   150,000    2,903,425
 Skane-Gripen AB, Class B  ...............   230,000    2,020,729
 Sparbanken Sverige AB, Series A  ........   500,000    4,186,972
 Stena Line AB, Class B  .................   404,500    1,987,933
 Svenska Cellulosa Aktiebolag  ...........   200,000    3,706,500
 AB Volvo   .............................. 1,150,000   21,864,919
   Total .................................             91,848,300


                See Notes to Schedule of Investments on page 58.

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
JUNE 30, 1995

                                              Shares        Value

COMMON STOCKS AND RIGHTS (Continued)
Switzerland - 3.55%
 CS Holding  .............................   100,000 $  9,144,594
 Forbo Holding SA  .......................     3,800    1,854,624
 Societe Internationale Pirelli*  ........    40,000    4,237,951
 Swiss Bank Corporation  .................    25,000    8,858,011
   Total .................................             24,095,180

Thailand - 1.69%
 Charoen Pokphand Feedmill  ..............   900,000    5,468,908
 Matichon Company Ltd.  ..................   807,666    4,040,784
 Thai Stanley Electric Co. Ltd.  .........   206,800      716,281
 Thai Stanley Electric Co. Ltd.*  ........    51,700      179,070
 Univest Land Public Co. Ltd.  ...........   400,000    1,069,475
   Total .................................             11,474,518

United Kingdom - 11.70%
 AMEC  ................................... 3,500,000    3,452,687
 BET Plc  ................................ 1,200,000    2,348,464
 BTR PLC  ................................ 1,800,000    9,150,416
 Comcast UK Cable Partners*  .............   100,000    1,625,000
 House of Fraser PLC  .................... 2,275,000    4,597,086
 MFI Furniture Group PLC  ................   450,000      834,134
 Next plc  ............................... 4,450,000   24,179,549
 Pilkington PLC  ......................... 2,080,645    5,776,847
 Shandwick PLC  .......................... 2,900,000    1,776,463
 Storehouse PLC  .........................   650,000    2,761,354
 Taylor Woodrow  ......................... 1,050,000    1,921,253
 THORN EMI plc  ..........................   175,000    3,633,675
 United Biscuits (Holdings) Public
   Limited Co. ...........................   867,822    4,432,341
 Vodafone Group Plc  ..................... 3,500,000   13,003,265
   Total .................................             79,492,534

TOTAL COMMON STOCKS AND RIGHTS - 95.76%              $650,558,452
 (Cost: $569,600,878)

PREFERRED STOCKS
Brazil - 0.10%
 Iochpe-Maxion S.A.  ..................... 1,881,000      710,505

Germany - 1.95%
 Hornbach-Baumarkt AG  ...................     9,800   13,248,988

TOTAL PREFERRED STOCKS - 2.05%                       $ 13,959,493
 (Cost: $5,024,318)


                See Notes to Schedule of Investments on page 58.

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
JUNE 30, 1995

                                                Face
                                           Amount in
                                           Thousands        Value

UNREALIZED GAIN (LOSS) ON OPEN FORWARD
 CURRENCY CONTRACT - 0.02%
 Deutsche Marks, 12-18-95 (C)  ...........  DM50,000 $   (760,915)
 French Francs, 5-10-96 (C)  .............   F13,500       71,264
 Swiss Francs, 12-18-95 (C)  ............. SFr20,000      (82,767)
 Swiss Francs, 5-2-96 (C)  ............... SFr17,000      898,352
   Total .................................           $    125,934

TOTAL SHORT-TERM SECURITIES - 1.68%                  $ 11,393,970
 (Cost: $11,393,970)

TOTAL INVESTMENT SECURITIES - 99.51%                 $676,037,849
 (Cost: $586,019,166)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.49%       3,311,462

NET ASSETS - 100.00%                                 $679,349,311


                See Notes to Schedule of Investments on page 58.

THE INVESTMENTS OF
UNITED INTERNATIONAL GROWTH FUND, INC.
JUNE 30, 1995

Notes to Schedule of Investments

*No income dividends were paid during the preceding 12 months.

(A) Affiliate as defined by the Investment Company Act of 1940 by reason of ownership by the Fund of 5% or more of its outstanding voting securities.

(B) As of June 30, 1995, the following restricted securities were owned in the International Growth Fund:

                   Acquisition         Acquisition  Market
    Security            Date      Shares      Cost   Value
 ----------------  --------------------------------------------
 Hylsamex, S.A. de
    C.V., ADS          3/27/95   110,000  $ 1,045,000  $ 2,007,500
 LG Electronics Inc.,
    GDS                 5/5/95   100,000    1,560,000    1,200,000
 Samsung Electronics Co.,
    Ltd., GDR          3/27/95
                            to
                       4/26/95   200,600    9,294,450   10,657,878
                                          -----------  -----------
                                          $11,899,450  $13,865,378
                                          ===========  ===========
     The total market value of restricted securities represents approximately 2.04% of the total net assets in the International Growth Fund at June 30, 1995.

(C) Principal amounts are denominated in the indicated foreign currency where applicable (DM - Deutsche Mark, F - French Franc, SFr - Swiss Franc).

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Table I:  Portfolio Diversification by Nation and Industry
June 30, 1995 market value as percent of total net assets
---------------------------------------------------------------------------
                              United
                Sweden Finland  Kingdom GermanyFranceMexico
---------------------------------------------------------------------------
Building          1.09%  2.72% 0.28% 0.84%  1.92%  0.82%
---------------------------------------------------------------------------
Telecommunications       6.93                      1.44
---------------------------------------------------------------------------
Multi-Industry    2.39         1.69  0.10          1.26
---------------------------------------------------------------------------
Banks and
  Savings and Loans      1.93                      0.37   0.59
---------------------------------------------------------------------------
Retailing                      4.77  1.95   0.83   0.07
---------------------------------------------------------------------------
Machinery                1.29        3.30
---------------------------------------------------------------------------
Engineering and
  Construction    0.69   0.58  0.51  0.90          1.52
---------------------------------------------------------------------------
Automotive        3.66                      0.10
---------------------------------------------------------------------------
Consumer Electronics
  and Appliances  0.30                      0.03
---------------------------------------------------------------------------
Insurance         0.43                      2.21
---------------------------------------------------------------------------
Airlines
---------------------------------------------------------------------------
Electronics                    1.91
---------------------------------------------------------------------------
Drugs and
  Hospital Supply 2.27
---------------------------------------------------------------------------
Leisure Time                   0.78         0.78
---------------------------------------------------------------------------
Publishing and
  Advertising
---------------------------------------------------------------------------
Services, Consumer
  and Business                 0.26  0.36
---------------------------------------------------------------------------
Public Utilities -
  Electric                           1.31
---------------------------------------------------------------------------
Paper                    1.63
---------------------------------------------------------------------------
Food and Related               0.65
---------------------------------------------------------------------------
Financial                                          0.39
---------------------------------------------------------------------------
Shipping          0.29
---------------------------------------------------------------------------
Electrical Equipment
---------------------------------------------------------------------------

                                United
                Sweden Finland  Kingdom GermanyFranceMexico
---------------------------------------------------------------------------
Chemicals Specialty
  and Miscellaneous
  Technology                                0.88
---------------------------------------------------------------------------
Packaging and
  Containers                   0.85
---------------------------------------------------------------------------
Metals and Mining                           0.72
---------------------------------------------------------------------------
Beverages                                          0.63
---------------------------------------------------------------------------
Tire and Rubber
---------------------------------------------------------------------------
Manufacturers     0.47
---------------------------------------------------------------------------
Tobacco                                            0.44
---------------------------------------------------------------------------
Household Products
---------------------------------------------------------------------------
Steel                                              0.30
---------------------------------------------------------------------------

Total            13.52% 13.15%11.70% 8.76%  7.84%  7.46%
---------------------------------------------------------------------------

Table I:  Portfolio Diversification by Nation and Industry
June 30, 1995, market value as percent of total net assets
---------------------------------------------------------------------------
                                Hong   Aus-  Switz-
                 Norway  Spain  Kong tralia  erland Japan
---------------------------------------------------------------------------
Building                 1.40% 1.13%        0.28%
---------------------------------------------------------------------------
Telecommunications       0.33                      1.32%
---------------------------------------------------------------------------
Multi-Industry    0.78%  0.66  2.42  0.28%         0.09
---------------------------------------------------------------------------
Banks and
  Savings and Loans      0.28  1.76         1.46   2.65
---------------------------------------------------------------------------
Retailing                            0.46
---------------------------------------------------------------------------
Machinery         0.46
---------------------------------------------------------------------------
Engineering and
  Construction           0.76
---------------------------------------------------------------------------
Automotive
---------------------------------------------------------------------------
Consumer Electronics
  and Appliances
---------------------------------------------------------------------------
Insurance
---------------------------------------------------------------------------
Airlines          2.52
---------------------------------------------------------------------------
Electronics                                        0.30
---------------------------------------------------------------------------
Drugs and
  Hospital Supply
---------------------------------------------------------------------------
Leisure Time      0.23               0.43
---------------------------------------------------------------------------
Publishing and
  Advertising                        1.20
---------------------------------------------------------------------------
Services, Consumer
  and Business                                     0.18
---------------------------------------------------------------------------
Public Utilities -
  Electric               0.22
---------------------------------------------------------------------------
Paper
---------------------------------------------------------------------------
Food and Related
---------------------------------------------------------------------------
Financial                      1.05
---------------------------------------------------------------------------
Shipping          1.00
---------------------------------------------------------------------------
Electrical Equipment                 0.39                 0.73
---------------------------------------------------------------------------

                                Hong   Aus-  Switz-
                 Norway  Spain  Kong tralia  erland Japan
---------------------------------------------------------------------------
Chemicals Specialty
  and Miscellaneous
  Technology
---------------------------------------------------------------------------
Packaging and
  Containers
---------------------------------------------------------------------------
Metals and Mining
---------------------------------------------------------------------------
Beverages
---------------------------------------------------------------------------
Tire and Rubber                             0.62
---------------------------------------------------------------------------
Manufacturers
---------------------------------------------------------------------------
Tobacco
---------------------------------------------------------------------------
Household Products                                 0.40
---------------------------------------------------------------------------
Steel
---------------------------------------------------------------------------

Total             5.27%  5.13% 4.99% 3.83%  3.55%  3.02%
---------------------------------------------------------------------------

Table I:  Portfolio Diversification by Nation and Industry
June 30, 1995, market value as percent of total net assets
---------------------------------------------------------------------------
                          Nether-          Thai-Argen-  Port-
                  Denmark   lands Korea     land  tina   ugal
---------------------------------------------------------------------------
Building          1.48%                     0.16%  0.24%
---------------------------------------------------------------------------
Telecommunications                                        0.37%
---------------------------------------------------------------------------
Multi-Industry
---------------------------------------------------------------------------
Banks and
  Savings and Loans
---------------------------------------------------------------------------
Retailing                0.68%
---------------------------------------------------------------------------
Machinery
---------------------------------------------------------------------------
Engineering and
  Construction
---------------------------------------------------------------------------
Automotive                                  0.13   0.14
---------------------------------------------------------------------------
Consumer Electronics
  and Appliances         1.54        1.57%
---------------------------------------------------------------------------
Insurance
---------------------------------------------------------------------------
Airlines
---------------------------------------------------------------------------
Electronics                          0.18
---------------------------------------------------------------------------
Drugs and
  Hospital Supply
---------------------------------------------------------------------------
Leisure Time
---------------------------------------------------------------------------
Publishing and
  Advertising                               0.59
---------------------------------------------------------------------------
Services, Consumer
  and Business    0.93
---------------------------------------------------------------------------
Public Utilities -
  Electric
---------------------------------------------------------------------------
Paper
---------------------------------------------------------------------------
Food and Related                            0.81
---------------------------------------------------------------------------
Financial
---------------------------------------------------------------------------
Shipping
---------------------------------------------------------------------------
Electrical Equipment
---------------------------------------------------------------------------

                          Nether-          Thai-Argen-  Port-
                  Denmark   lands Korea     land  tina   ugal
---------------------------------------------------------------------------
Chemicals Specialty
  and Miscellaneous
  Technology
---------------------------------------------------------------------------
Packaging and
  Containers
---------------------------------------------------------------------------
Metals and Mining
---------------------------------------------------------------------------
Beverages
---------------------------------------------------------------------------
Tire and Rubber
---------------------------------------------------------------------------
Manufacturers
---------------------------------------------------------------------------
Tobacco
---------------------------------------------------------------------------
Household Products
---------------------------------------------------------------------------
Steel
---------------------------------------------------------------------------

Total                    2.41% 2.22% 1.75%  1.69%  0.38%  0.37%
---------------------------------------------------------------------------

Table I:  Portfolio Diversification by Nation and Industry
June 30, 1995, market value as percent of total net assets
---------------------------------------------------------------------------
                               Indo-          Sing-
                  China  Italy nesia Brazil   apore      Total
---------------------------------------------------------------------------
Building                       0.09%                     12.45%
---------------------------------------------------------------------------
Telecommunications                                       10.39%
---------------------------------------------------------------------------
Multi-Industry                                            9.67%
---------------------------------------------------------------------------
Banks and
  Savings and Loans                                                9.04%
---------------------------------------------------------------------------
Retailing                                                 8.76%
---------------------------------------------------------------------------
Machinery                            0.10%                5.15%
---------------------------------------------------------------------------
Engineering and
  Construction                 0.03         0.09%         5.08%
---------------------------------------------------------------------------
Automotive                                                4.03%
---------------------------------------------------------------------------
Consumer Electronics
  and Appliances                                          3.44%
---------------------------------------------------------------------------
Insurance                                                 2.64%
---------------------------------------------------------------------------
Airlines                                                  2.52%
---------------------------------------------------------------------------
Electronics                                               2.39%
---------------------------------------------------------------------------
Drugs and
  Hospital Supply                                         2.27%
---------------------------------------------------------------------------
Leisure Time                                              2.22%
---------------------------------------------------------------------------
Publishing and
  Advertising            0.19%                            1.98%
---------------------------------------------------------------------------
Services, Consumer
  and Business                                            1.73%
---------------------------------------------------------------------------
Public Utilities -       0.11%                                     1.64%
  Electric
---------------------------------------------------------------------------
Paper                                                     1.63%
---------------------------------------------------------------------------
Food and Related                                          1.46%
---------------------------------------------------------------------------
Financial                                                 1.44%
---------------------------------------------------------------------------
Shipping                                                  1.29%
---------------------------------------------------------------------------
Electrical Equipment     0.16                                      1.28%
---------------------------------------------------------------------------

                               Indo-          Sing-
                  China  Italy nesia Brazil   apore      Total
---------------------------------------------------------------------------
Chemicals Specialty
  and Miscellaneous
  Technology                                              0.88%
---------------------------------------------------------------------------
Packaging and
  Containers                                              0.85%
---------------------------------------------------------------------------
Metals and Mining                                         0.72%
---------------------------------------------------------------------------
Beverages                                                 0.63%
---------------------------------------------------------------------------
Tire and Rubber                                           0.62%
---------------------------------------------------------------------------
Manufacturers                                             0.47%
---------------------------------------------------------------------------
Tobacco                                                   0.44%
---------------------------------------------------------------------------
Household Products                                        0.40%
---------------------------------------------------------------------------
Steel                                                     0.30%
---------------------------------------------------------------------------

Total             0.27%  0.19% 0.12% 0.10%  0.09%        97.81%
---------------------------------------------------------------------------

UNITED INTERNATIONAL GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1995

Assets
 Investment securities -- at value (Notes 1 and 3) . $676,037,849
 Cash   ............................................       16,832
 Receivables:
   Dividends and interest ..........................    2,974,643
   Fund shares sold ................................    2,112,993
   Investment securities sold ......................    1,838,626
 Prepaid insurance premium .........................       29,321
                                                     ------------
    Total assets  ..................................  683,010,264
                                                     ------------
Liabilities
 Payable for Fund shares redeemed ............ .....    1,631,746
 Payable for investment securities purchased  ......    1,495,119
 Accrued transfer agency and dividend disbursing  ..      134,600
 Accrued service fee  ..............................      132,067
 Accrued accounting services fee ...................        5,833
 Other  ............................................      261,588
                                                     ------------
    Total liabilities  .............................    3,660,953
                                                     ------------
      Total net assets ............................. $679,349,311
                                                     ============
Net Assets
 $1.00 par value capital stock, authorized --
   400,000,000; shares outstanding -- 78,241,533
   Capital stock ................................... $ 78,241,533
   Additional paid-in capital ......................  491,315,560
 Accumulated undistributed income:
   Accumulated undistributed net investment income . 3,496,702 Accumulated net realized gain on
    investment transactions  .......................   16,229,268
   Net unrealized appreciation in value
    of investments at end of period  ...............   89,892,749
   Net unrealized appreciation in value of foreign
    currency exchange at end of period  ............      173,499
                                                     ------------
    Net assets applicable to outstanding
      units of capital ............................. $679,349,311
                                                     ============
Net asset value per share (net assets divided by
 shares outstanding)  ..............................        $8.68
Sales load (offering price x 5.75%) ................          .53
                                                            -----
Offering price per share (net asset value
 divided by 94.25%)  ...............................        $9.21
                                                            =====
                  On sales of $100,000 or more the sales load
                   is reduced as set forth in the Prospectus.

                       See notes to financial statements.

UNITED INTERNATIONAL GROWTH FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended JUNE 30, 1995

Investment Income
 Income:
   Dividends (net of foreign withholding
    taxes of $1,304,210)  ..........................  $11,759,632
   Interest ........................................    1,528,814
                                                      -----------
    Total income  ..................................   13,288,446
                                                      -----------
 Expenses (Note 2):
   Investment management fee .......................    4,520,606
   Transfer agency and dividend disbursing .........    1,329,124
   Custodian fees ..................................      857,124
   Service fee .....................................      829,339
   Accounting services fee .........................       70,000
   Audit fees ......................................       31,029
   Legal fees ......................................       22,008
   Other ...........................................      215,919
                                                      -----------
    Total expenses  ................................    7,875,149
                                                      -----------
      Net investment income  .......................    5,413,297
                                                      -----------
Realized and Unrealized Gain (Loss) on Investments
 Realized net gain on securities  ..................   25,634,668
 Realized net loss on forward currency contracts  ..     (820,950)
 Realized net loss on foreign currency
   transactions ....................................     (361,603)
                                                      -----------
   Realized net gain on investments ................   24,452,115
                                                      -----------
 Unrealized appreciation in value of securities
   during the period................................   16,776,846
 Unrealized depreciation on open forward
   currency contracts during the period ............      (53,466)
 Unrealized appreciation in value of foreign
   currency exchange at end of period ..............       47,565
                                                      -----------
   Unrealized appreciation on investments ..........   16,770,945
                                                      -----------
    Net gain on investments  .......................   41,223,060
                                                      -----------
      Net increase in net assets resulting from
       operations  .................................  $46,636,357
                                                      ===========


                       See notes to financial statements.

UNITED INTERNATIONAL GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                        For the fiscal year ended
                                                    June 30,
                                        -------------------------
                                              1995        1994
                                        ------------ ------------
Increase in Net Assets
 Operations:
   Net investment income ...............$  5,413,297   $  2,761,831
   Realized net gain on investments ....  24,452,115     71,481,604
   Unrealized appreciation .............  16,770,945     37,517,137
                                        ------------   ------------
    Net increase in net assets
      resulting from operations ........  46,636,357    111,760,572
                                        ------------   ------------
 Dividends to shareholders from:*
   Net investment income................ (3,007,607)    (2,383,629)
   Realized gains on securities
    transactions .......................(64,022,607)   (25,486,802)
                                        ------------   ------------
                                         (67,030,214)   (27,870,431)
                                        ------------   ------------
 Capital share transactions:
   Proceeds from sale of shares
    (17,238,289 and 18,563,121
    shares, respectively)  ............. 152,187,285    167,996,208
   Proceeds from reinvestment
    of dividends and/or capital
    gains distribution (7,967,530 and
    3,149,966 shares, respectively) ....  66,005,451     27,280,780
   Payments for shares redeemed
    (10,746,945 and 4,880,995
    shares, respectively)  .............(90,905,631)   (43,092,631)
                                        ------------   ------------
    Net increase in net assets
      resulting from capital share
      transactions...................... 127,287,105    152,184,357
                                        ------------   ------------
      Total increase ................... 106,893,248    236,074,498
Net Assets
 Beginning of period  .................. 572,456,063    336,381,565
                                        ------------   ------------
 End of period .........................$679,349,311   $572,456,063
                                        ============   ============
   Undistributed net investment
    income  ............................  $3,496,702     $1,452,615
                                          ==========     ==========

                    *See "Financial Highlights" on page 70.

                       See notes to financial statements.

UNITED INTERNATIONAL GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
For a Share of Capital Stock Outstanding
Throughout Each Period:

                       For the fiscal year ended June 30,
                      -----------------------------------
                       1995    1994   1993    1992   1991
                      -----   -----  -----   -----  -----
Net asset value,
 beginning of
 period  ...........  $8.98   $7.16  $7.10   $5.94  $6.77
                      -----   -----  -----   -----  -----
Income from investment
 operations:
 Net investment
   income ..........   0.07     .04    .07     .08    .12
 Net realized and
   unrealized gain
   (loss) on
   investments .....   0.60    2.32    .11    1.20  (0.83)
                      -----   -----  -----   -----  -----
Total from investment
 operations   ......   0.67    2.36    .18    1.28  (0.71)
                      -----   -----  -----   -----  -----
Less distributions:
 Dividends from net
   investment
   income ..........  (0.04)  (0.04) (0.07)  (0.09) (0.12)
 Distribution from
   capital gains ...  (0.93)  (0.50) (0.05)  (0.03) (0.00)
                      -----   -----  -----   -----  -----
Total distributions   (0.97)  (0.54) (0.12)  (0.12) (0.12)
                      -----   -----  -----   -----  -----
Net asset value,
 end of period  ....  $8.68   $8.98  $7.16   $7.10  $5.94
                      =====   =====  =====   =====  =====
Total return* ......   7.98%  33.31%  2.62%  21.59%-10.50%
Net assets, end of
 period (000
 omitted)  .........$679,349$572,456$336,382$322,534$259,322
Ratio of expenses
 to average net
 assets  ...........   1.25%   1.20%  1.18%   1.18%  1.20%
Ratio of net
 investment income
 to average net
 assets  ...........   0.86%   0.57%  1.07%   1.17%  1.89%
Portfolio turnover
 rate  .............  57.45%  83.76% 94.22% 112.82%118.05%

 *Total return calculated without taking into account the sales load deducted on an initial purchase.
                       See notes to financial statements.

UNITED INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1995

NOTE 1 -- Significant Accounting Policies

     United International Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars at the end of the respective period. The cost of portfolio securities is translated at the rates of exchange prevailing when acquired. Income is translated at rates of exchange prevailing when accrued or received. The resulting transaction exchange gains or losses have been included in the results of operations with the type of transaction giving rise to the gain or loss.

D. Forward foreign currency exchange contracts -- A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are "marked-to-market" daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Fund's financial statements. Gains or losses are realized by the Fund at the time the forward contract is extinguished. Contracts may be extinguished by either entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

E. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

F. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards. At June 30, 1995, $361,603 was reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $12.1 billion of combined net assets at June 30, 1995) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and
 .36% of that amount over $12 billion.  The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                   Average
                Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10           $      0
           From $   10 to $   25           $ 10,000
           From $   25 to $   50           $ 20,000
           From $   50 to $  100           $ 30,000
           From $  100 to $  200           $ 40,000
           From $  200 to $  350           $ 50,000
           From $  350 to $  550           $ 60,000
           From $  550 to $  750           $ 70,000
           From $  750 to $1,000           $ 85,000
                $1,000 and Over            $100,000

     At present, the Fund operates under state expense requirements which limit the amount of aggregate annual expenses, adjusted for certain excess custodian fees, that the Fund may incur during its fiscal year. The Manager will reimburse the Fund for any expenses in excess of the limitation. No such reimbursement was required for the period ended June 30, 1995.

     The Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.0208 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received direct and indirect gross sales commissions (which are not an expense of the Fund) of $4,477,112, out of which W&R paid sales commissions of $2,567,174 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Service Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $22,227.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $423,065,186 while proceeds from maturities and sales aggregated $346,981,947. Purchases of short-term securities aggregated $506,310,955 while proceeds from maturities and sales aggregated $487,086,125. No U.S. Government securities were bought or sold during the period.

     For Federal income tax purposes, cost of investments owned at June 30, 1995 was $586,465,480 resulting in net unrealized appreciation of $89,446,435, of which $145,934,476 related to appreciated securities and $56,488,041 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $25,206,567 during its fiscal year ended June 30, 1995, of which a portion was paid to shareholders during the period ended June 30, 1995. Remaining capital gain net income will be distributed to Fund shareholders.

     Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net foreign currency losses, net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 1994 through June 30, 1995, the Fund incurred foreign currency losses of $279,718, which have been deferred to the fiscal year ending June 30, 1996.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of United International Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of United International Growth Fund, Inc. (the "Fund") at June 30, 1995, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Kansas City, Missouri
August 4, 1995